UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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loanDepot, Inc.
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NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

loanDepot®

Dear Fellow Stockholders,

You are cordially invited to attend our annual meeting of stockholders at 9:00 a.m., Pacific Time, on June 4, 2025. This year’s annual meeting of stockholders will be held entirely online via live webcast at www.virtualshareholdermeeting.com/LDI2025. We have designed the format of the annual meeting to provide stockholders substantially the same rights and opportunities to participate as they would have at an in-person meeting.

With this letter, we are including the notice for the annual meeting, the proxy statement, and the proxy card. A copy of our 2024 annual report is also being made available to you. More information regarding how to vote, participate in, and submit questions for the annual meeting can be found in the proxy statement.

We have made arrangements for you to vote your proxy over the Internet or by telephone, as well as by mail with the traditional proxy card. The proxy card contains instructions on these methods of voting.

Your vote is important. Whether or not you plan to participate in the virtual annual meeting on June 4, 2025, we hope you will read the enclosed proxy statement and vote as soon as possible.

Thank you for your continued support of loanDepot!

Sincerely,

Anthony Hsieh
Executive Chairman, Mortgage Solutions

loanDepot, Inc.
6561 Irvine Center Drive
Irvine, California 92618
Notice of Annual Meeting of Stockholders
Meeting Date: June 4, 2025
Time: 9:00 a.m., Pacific Time
Location: www.virtualshareholdermeeting.com/LDI2025 access begins at 8:45 a.m., Pacific Time

ITEMS OF BUSINESS

1.To elect the two (2) Class I director nominees named in this proxy statement;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers;
4.To approve the Third Amendment to our 2021 Omnibus Incentive Plan to increase the number of shares of LDI Class A Common Stock (“LDI Class A Shares”) authorized for issuance thereunder by 15,000,000 LDI Class A Shares; and
5.To consider such other business as may properly come before the meeting.

IMPORTANT MEETING INFORMATION
The board of directors has fixed the close of business on April 9, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.
We will furnish our proxy materials over the Internet as permitted by the rules of the U.S. Securities and Exchange Commission. As a result, we are sending to certain of our stockholders a Notice of Internet Availability of Proxy Materials rather than a full paper set of the proxy materials. Such notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials. This process will reduce the costs associated with printing and distributing our proxy materials. We first began sending our stockholders a Notice of Internet Availability of Proxy Materials, and made our proxy materials available, on or about April 23, 2025.
Prior to the meeting, questions can be submitted at www.proxyvote.com. During the meeting questions can only be submitted in the question box provided at www.virtualshareholdermeeting.com/LDI2025.
Your vote is important. We encourage you to vote by proxy in advance of the meeting, whether or not you plan to attend the meeting. The Notice of Internet Availability of Proxy Materials includes instructions on how to vote, including by Internet and telephone. If you hold your shares through a brokerage firm, bank, broker-dealer or other similar organization, please follow their instructions.
By Order of the Board of Directors,
Gregory Smallwood
Chief Legal Officer and Corporate Secretary
Irvine, CA
April 23, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2025
The Proxy Statement and the Company’s Annual Report are available at www.proxyvote.com.

We encourage you to read our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the sections captioned “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a description of the substantial risks and uncertainties related to the forward-looking statements included herein. Although we refer to our website in this proxy statement, the contents of our website are not included or incorporated by reference into this proxy statement. All references to our website in this proxy statement are intended to be inactive textual references only.

i

Proxy Statement
2025 Annual Meeting of Stockholders
to be held on June 4, 2025
General Information
loanDepot, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by the board of directors (the “Board”) for our 2025 Annual Meeting of Stockholders to be held on Wednesday, June 4, 2025, at 9:00 a.m. (Pacific Time) at www.virtualshareholdermeeting.com/LDI2025, and any adjournment or postponement of that meeting (the “Annual Meeting”). As a stockholder, you are invited to attend the Annual Meeting and are entitled and encouraged to vote on the proposals described in this proxy statement. On or about April 23, 2025, we mailed our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2024 Annual Report on Form 10-K. References to “loanDepot,” “LDI,” “Company,” “company,” “we,” “us,” or “our” refer to loanDepot, Inc.
The following is a summary of proposals to be voted on at the Annual Meeting. This is only a summary and it may not contain all of the information that is important to you. For more complete information, please review this proxy statement as well as our 2024 Annual Report on Form 10-K.
There are four (4) proposals to be voted on at the Annual Meeting:
1.To elect the two (2) Class I director nominees named in this proxy statement.
The Board has nominated two (2) Class I directors for election at the Annual Meeting to hold office until the 2028 annual meeting and until their successors are duly elected and qualified or until their earlier resignation, retirement, disqualification, death or removal. Information regarding the nominees can be found beginning on page 5. The Board recommends that you vote “FOR” each of the Class I director nominees.
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
The Audit Committee has appointed, and stockholders are being asked to ratify the appointment of, Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for fiscal year 2025. Information regarding fees paid to and services rendered by EY can be found beginning on page 49. The Board recommends that you vote “FOR” Proposal 2.
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
We are asking stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers. The Board and Compensation Committee are committed to executive compensation programs that align the interests of our executives with those of our stockholders. Information regarding our programs can be found beginning on page 25. The Board recommends that you vote “FOR” Proposal 3.
4.To approve the Third Amendment to our 2021 Omnibus Incentive Plan to increase the number of shares of LDI Class A Common Stock (“LDI Class A Shares”) authorized for issuance thereunder by 15,000,000 LDI Class A Shares.
We are asking stockholders to approve the Third Amendment to the loanDepot, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”) to increase the number of LDI Class A Shares authorized for issuance under the 2021 Plan by 15,000,000 shares. Information regarding the amendment can be found beginning on page 52. The Board recommends that you vote “FOR” Proposal 4.

1

Proposal 1: Election of Class I Directors
Classified Board
Our Board consists of eight directors, divided into three classes, each serving staggered, three-year terms as follows:
•Our Class I directors are John Lee, Dawn Lepore and Frank Martell. John Lee and Dawn Lepore are each standing for re-election at this Annual Meeting to serve for a three-year term expiring on the date of our annual meeting of stockholders in 2028. The Company previously announced that the Board re-nominated John Lee and Dawn Lepore as Class I director nominees and that Mr. Martell’s term as a Class I director expires at this Annual Meeting, at which time he will step down from the Board. As a result, the size of the Board will be automatically decreased from eight to seven directors. Mr. Martell has also resigned as President and Chief Executive Officer effective as of this Annual Meeting. Mr. Martell plans to provide transition services as an advisor to the Board and the executive team until the Company appoints a permanent CEO.
•Our Class II directors are Andrew Dodson, Steven Ozonian and Pamela Patenaude, and their terms will expire at our annual meeting of stockholders in 2026.
•Our Class III directors are Brian Golson and Anthony Hsieh, and their terms will expire at our annual meeting of stockholders in 2027.
As a result, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.
Stockholders Agreement
We are party to a stockholders agreement (as described below under “Related Party Transactions”) with the Hsieh Stockholders (as defined below) and the Parthenon Stockholders (as defined below) and whereby, among other things, the parties agreed to certain matters relating to the Company’s corporate governance (as amended and/or restated from time to time, the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, both the Hsieh Stockholders and the Parthenon Stockholders initially have the right to designate two directors to serve on the Board. The Hsieh Stockholders designated Anthony Hsieh and John Lee for nomination and service (subject to the Board’s fiduciary duty) as Class III and Class I directors, respectively, and the Parthenon Stockholders designated Brian Golson and Andrew Dodson for nomination and service (subject to the Board’s fiduciary duty) as Class III and Class II directors, respectively.
In addition, the Stockholders Agreement provides that Mr. Hsieh will serve as Chairman of the Board. For additional details, please see “Related Party Transactions.”

Cooperation Agreement
We are also party to an amended and restated settlement and cooperation agreement (as described below under “Related Party Transactions”) with the Hsieh Stockholders, pursuant to which, among other things, subject to the Board’s fiduciary duties, John Lee and Dawn Lepore were nominated for re-election at the Annual Meeting and the Hsieh Stockholders have agreed to vote for these nominees at the Annual Meeting. For additional details, please see “Related Party Transactions.”

2

Proposal 1: Election of Class I Directors
The Board of Directors Skills and Qualifications
Our Board consists of world-class directors with the breadth of skills, experience, perspectives, and viewpoints necessary to provide exceptional leadership for loanDepot. The selection criteria for our directors include:
•professional and personal ethics and values consistent with our values and standards;
•independence and lack of conflicts of interest;
•broad policy-making experience in business, government, technology, or public service; and
•sufficient time to devote to the Board and our Company.
The Board believes that a balance of the following skill sets and qualifications amongst our directors is key to aligning decision making, risk oversight, innovation and financial performance with our business strategy and to contributing to the effective oversight of loanDepot.
•Executive Leadership: Experience in executive positions with effective oversight of management.
•Public Company Governance: Experience on other public company boards to enable our Board to develop leading corporate governance practices.
•Entrepreneurial Development and Strategy: Experience with starting and running new businesses focusing on innovation and growth.
•Financial and Audit: Experience in accounting and audit functions and the ability to analyze financial statements and oversee budgets to support the Board’s oversight of our financial reporting and functions.
•Real Estate Industry Experience: Experience at the executive level in the real-estate sector that enhances our Board’s ability to foresee changes and opportunities in a potentially volatile market.
•Specific Mortgage and Lending Experience: Specific real estate industry experience in the mortgage and lending sector that enhances our Board’s ability to oversee management in a highly regulated and cyclical industry.
•Technology, Cyber and Innovation: Experience in researching or developing leading-edge technologies to drive positive customer experience and facilitate efficiencies.
•Risk and Compliance: Experience identifying, mitigating, and managing risk to provide vital customer and stockholder protection.
•Human Capital Management: Experience in human resources management in large organizations to inform the Board’s oversight of succession planning, executive compensation, effective talent development, employee engagement and culture.
•Legal, Regulatory and Public Policy: Experience in setting and analyzing public policy in heavily regulated sectors.
•Sustainability/Corporate Responsibility: Experience in advocating for equality, inclusion, human rights, effective corporate citizenship and sustainable growth.
Our Board selected the nominees based on their varied set of backgrounds, skills, and experiences, which align with our business strategy and contribute to the effective oversight of loanDepot.

3

Proposal 1: Election of Class I Directors
The following table includes a summary of the self-reported experience, qualifications, attributes and skills of the directors who are standing for re-election and others who will continue to serve on the Board following the Annual Meeting.

	Andrew Dodson	Brian Golson	Anthony Hsieh	John Lee	Dawn Lepore	Steven Ozonian	Pamela Patenaude
Experience
Executive Leadership	X	X	X	X	X	X	X
Public Company Governance					X	X	X
Entrepreneurial Development and Strategy	X	X	X	X	X	X
Financial and Audit	X	X		X	X	X	X
Real Estate Industry			X			X	X
Specific Mortgage and Lending Experience	X	X	X	X		X	X
Technology, Cyber and Innovation	X	X	X	X	X	X
Risk and Compliance				X	X		X
Human Capital Management		X		X	X	X	X
Legal, Regulatory, Public Policy		X					X
Sustainability/Corporate Responsibility			X		X		X
Independent				X	X	X	X
Tenure	4 years	4 years	4 years	3 years	4 years	2 years	4 years
Number of other Public Company Boards					1	1	1
Nominees
The Board has nominated John Lee and Dawn Lepore for re-election as Class I directors at the Annual Meeting to hold office until the annual meeting of stockholders to be held in 2028 and until his or her successor is duly elected and qualified, or her or his earlier death, resignation, or removal. The persons named as proxy holders will vote to elect each of these nominees unless a stockholder indicates that the stockholder’s shares should be withheld with respect to one or more of such nominees.
Should any of the nominees become unable to serve for any reason prior to the Annual Meeting, subject to the terms of the Stockholders Agreement, the Board may designate a substitute nominee, in which event the proxy holders will vote for the election of such substitute nominee, or may reduce the number of directors on the Board. See “Related Party Transactions” for additional information regarding the Stockholders Agreement.
In determining that each director should be nominated for re-election, our board considered his or her service, business experience, prior directorships, qualifications, attributes and skills described in the biography set forth below.
The Company previously announced that Mr. Martell is not standing for re-election at this Annual Meeting and that he has resigned as President and Chief Executive Officer effective as of this Annual Meeting. Consequently, upon the election of directors at the 2025 Annual Meeting, the Board size will

4

Proposal 1: Election of Class I Directors
automatically be decreased from eight to seven individuals pursuant to previously adopted resolutions of the Board.
The Board unanimously recommends that you vote FOR each of the director nominees (John Lee and Dawn Lepore) to be elected as loanDepot’s Class I directors.
Class I Director Nominees Standing for Election

John Lee Independent Director
Director Since: April 2022
Committee Memberships:
Compensation
Nominating and Corporate Governance
Age: 56
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Risk and Compliance
Human Capital Management
Other Public Company Directorships:
None

John Lee has been a director of the Company since April 2022. He served as the Chief Analytics Officer of the Company or its affiliate, loanDepot.com, LLC, from 2014 to 2021, where he lead financial modeling and analytics across all lending channels. Mr. Lee was loanDepot.com, LLC’s Chief Financial Officer from 2009 to 2014. Prior to joining loanDepot, Mr. Lee served in a variety of executive and senior leadership roles, including as Chief Financial Officer at Grander Inc., Executive Vice President and Chief Financial Officer at Home Loan Center, Inc. (later to become LendingTree), Director – Investment Banking, Financial Institutions Group at CIBC World Markets, and Vice President, Corporate Development and M&A at Countrywide Home Loans. Mr. Lee holds a Bachelor of Arts in Economics from the University of Rochester in New York with a certificate of Management in Accounting and Finance from its Simon School of Business. He also holds a Master of Business Administration in Finance from Ohio State University where he was recognized as a Weidler Scholar and Beta Gamma Sigma honors graduate. Mr. Lee’s extensive knowledge of our business and leadership experience qualify him to serve as a member of the Board.

5

Proposal 1: Election of Class I Directors

Dawn Lepore Independent Director
Director Since: February 2021
Committee Memberships:
Audit
Compensation (Chair)
Nominating and Corporate Governance
Age: 71
Skills and Qualifications:
Executive Leadership
Public Company Governance
Entrepreneurial Development and Strategy
Financial and Audit
Technology, Cyber and Innovation
Risk and Compliance
Human Capital Management
Sustainability/Corporate Responsibility
Other Public Company Directorships:
Accolade, Inc. (2019 - present)
RealNetworks, Inc. (2013 – 2022)

Dawn Lepore has been a director of the Company or its affiliate, loanDepot.com, LLC, since July 2015. Ms. Lepore served as Interim Chief Executive Officer of Prosper Marketplace, Inc., an online peer-to-peer lending platform, from March 2012 to January 2013, and as Chair and Chief Executive Officer of drugstore.com, inc., an online retailer of health and beauty care products, from 2004 until its sale to Walgreen Co. in 2011. Prior to joining drugstore.com, Ms. Lepore held various leadership positions during her 21 years with The Charles Schwab Company. She is a director of Accolade, Inc. (Nasdaq: ACCD), a provider of care delivery, navigation and advocacy health services. Ms. Lepore previously served on the boards of directors of RealNetworks, Inc., Coupons.com, AOL Inc., The TJX Companies, Inc., eBay Inc., The New York Times Company, drugstore.com, inc. and Wal-Mart Stores Inc. Ms. Lepore earned a B.A. from Smith College. Ms. Lepore’s extensive operational background and experience as an executive and director at a diverse range of online consumer, internet technology and retail companies qualify her to serve as a member of the Board.

6

Proposal 1: Election of Class I Directors
Class II Directors – Term Ends 2026

Andrew Dodson Non-Independent Director
Director Since: February 2021
Committee Memberships:
None
Age: 47
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Other Public Company Directorships:
None

Andrew Dodson is a Managing Partner of Parthenon Capital, a private equity firm that partners with and invests in management teams and their companies and an affiliate of the Parthenon Stockholders, and has been with Parthenon Capital since 2005. He has been a director of the Company or its affiliate, loanDepot.com, LLC, since 2009. Prior to joining Parthenon Capital, Mr. Dodson was a consultant with Bain & Co., where he focused on mergers and acquisitions, cost control and corporate strategy for middle market technology companies. He was also a financial analyst for Enron Corporation in the company’s retail group and worked for Trilogy, Inc., an enterprise software company, where he focused primarily in business development. Mr. Dodson earned a Bachelor of Arts from Duke University and a Master of Business Administration from Harvard Business School. Mr. Dodson’s extensive business and financial management experience qualify him to serve as a member of the Board.

7

Proposal 1: Election of Class I Directors

Steven Ozonian Independent Director
Director Since: April 2023
Committee Memberships:
Audit (Chair)
Compensation
Age: 69
Skills and Qualifications:
Executive Leadership
Public Company Governance
Entrepreneurial Development and Strategy
Financial and Audit
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Human Capital Management
Other Public Company Directorships:
LendingTree, Inc. (2011 - present)

Steven Ozonian has been a director of the Company since April 2023. He has served as the CEO of the Williston Financial Group, a title insurance and real estate settlement services company, since 2017 and has served on Williston's Board of Directors since 2011. Mr. Ozonian is the lead independent director of LendingTree, Inc. (Nasdaq: TREE), an online marketplace that connects consumers with financial services. He previously served as the CEO of LendingTree's proprietary full service real estate brokerage business, known as RealEstate.com. Mr. Ozonian serves as a director of various private companies, including Global Mobility Solutions, Attom Data, Inside Real Estate, and Xactus. He has held other high-level positions in the homeownership industry including Chairman and CEO of Prudential's real estate and related businesses, CEO of Realtor.com, and National Homeownership Executive for Bank of America. Mr. Ozonian has received numerous awards for service and technology innovation in the residential real estate industry. Mr. Ozonian’s public company executive leadership experience and diversified experience with real estate and consumer financial technology qualify him to serve as a member of the Board.

8

Proposal 1: Election of Class I Directors

Pamela Patenaude Independent Director
Director Since: July 2021
Committee Memberships:
Audit
Nominating and Corporate Governance (Chair)
Age: 64
Skills and Qualifications:
Executive Leadership
Public Company Governance
Financial and Audit
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Risk and Compliance
Human Capital Management
Legal, Regulatory and Public Policy
Sustainability/Corporate Responsibility
Other Public Company Directorships:
Target Hospitality Corp. (2021 - present)
CoreLogic, Inc. (2020 – 2021)

Pamela Patenaude has been as a director of the Company since July 2021. She has been a Principal at Granite Housing Strategies, LLC, a provider of consultation services for disaster recovery efforts in the U.S. since 2019, serving as a strategic advisor for clients engaged in real estate development, affordable housing and disaster recovery management. Ms. Patenaude is a director of Target Hospitality Corp. (Nasdaq: TH), a provider of vertically integrated modular accommodations and value-added hospitality services. She was a director of CoreLogic, Inc. from 2020 to 2021. From 2017 until 2019, Ms. Patenaude served as the deputy secretary of the U.S. Department of Housing and Urban Development (“HUD”). Earlier in her career, Ms. Patenaude served as assistant secretary for community planning and development at HUD. She serves on a variety of non-profit boards, including the Home Builders Institute, Habitat for Humanity International, the Bipartisan Policy Center, and the National Housing Conference. Ms. Patenaude previously served as the President of the J. Ronald Terwilliger Foundation for Housing America’s Families. Ms. Patenaude earned a Bachelor of Science degree from Saint Anselm College and a Master of Science degree in community economic development from Southern New Hampshire University. Ms. Patenaude’s extensive business, real estate, financial management, regulatory and risk management experience qualify her to serve as a member of the Board.

9

Proposal 1: Election of Class I Directors
Class III Directors – Term Ends 2027

Brian Golson Non-Independent Director
Director Since: February 2021
Committee Memberships:
None
Age: 54
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Human Capital Management
Legal, Regulatory and Public Policy
Other Public Company Directorships:
None

Brian Golson is the Co-CEO and Managing Partner at Parthenon Capital, a private equity firm that partners with and invests in management teams and their companies and an affiliate of the Parthenon Stockholders, and has been with Parthenon Capital since 2002. He has been a director of the Company or its affiliate, loanDepot.com, LLC, since 2009. Prior to joining Parthenon Capital, Mr. Golson was the CFO and Vice President of Operations for Everdream, a software company sold to Dell providing outsourced IT infrastructure management. He also held leadership positions with Prometheus Partners, a middle-market private equity fund focused on recurring revenue service businesses, and GE Capital where he focused on acquisitions and divestitures of financial services and insurance businesses. Mr. Golson earned a Bachelor of Arts in Economics from the University of North Carolina, Chapel Hill and a Master of Business Administration from the Harvard Business School. Mr. Golson’s extensive financial and leadership experience qualify him to serve as a member of the Board.

10

Proposal 1: Election of Class I Directors

Anthony Hsieh Founder and Executive Chairman, Mortgage Operations
Director Since: February 2021
Committee Memberships:
None
Age: 60
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Sustainability/Corporate Responsibility
Other Public Company Directorships:
None

Anthony Hsieh founded loanDepot and has been Chair of the Board of the Company or its affiliate, loanDepot.com, LLC, since the founding in 2009. He was recently appointed as the Company’s Executive Chairman, Mortgage Operations in March 2025. He served as Executive Chairman of the Company from 2022 to 2023 and as CEO from 2021 to 2022. He also served as CEO of loanDepot.com, LLC from 2009 to 2022. Mr. Hsieh has more than 35 years of experience in the lending industry. Prior to starting loanDepot in 2002, Mr. Hsieh founded Home Loan Center, Inc., the first national online lender to offer a full spectrum of mortgage loan products featuring live interest-rate quotes and loan offerings tailored to borrowers’ needs and credit profiles. He continued to lead the business for three years after it merged with IAC’s subsidiary, LendingTree, in 2004. In 1989, he acquired a mortgage brokerage company and transformed it into LoansDirect.com. Mr. Hsieh’s executive leadership experience and extensive knowledge of our business qualify him to serve as a member of the Board.

If a permanent CEO has not been appointed by the time of Mr. Martell’s departure at this Annual Meeting, Mr. Hsieh will serve as interim CEO until a new CEO has been appointed.

11

Corporate Governance
Controlled Company
Under the New York Stock Exchange’s (the “NYSE”) corporate governance standards, we are a “controlled company” since more than 50% of the voting power of our capital stock is held by the Hsieh Stockholders. As a controlled company, we are not required to comply with certain corporate governance requirements, including the following:
•having a majority of the Board consist of “independent directors,” as defined under the NYSE listing standards;
•having a nominating and corporate governance committee that is composed entirely of independent directors; and
•having a compensation committee that is composed entirely of independent directors.
We currently rely on the controlled company exemptions and do not have a majority of independent directors. We currently have, but are not required to maintain, a nominating and corporate governance committee and a compensation committee comprised entirely of independent directors. These exemptions, however, do not modify the independence requirements for our audit committee, and we have complied with the rules of the NYSE relating to audit committee membership and independence.
Director Independence
As a result of our “controlled company” status, our Board is not required to have a majority of independent directors.
Under our Corporate Governance Guidelines, a director will be considered independent if they meet the independence standards of the NYSE corporate governance listing standards and, for purposes of serving on the audit and compensation committees, the heightened independence standards for audit committees and compensation committees under the Securities Exchange Act of 1934, as amended.
In determining independence, in addition to considering the bright-line tests specified in the NYSE listing rules, the Board reviews whether directors have any material relationship with loanDepot, either directly or as a partner, stockholder, or officer of an organization that has a relationship with loanDepot. In assessing the materiality of a director’s relationship to loanDepot, the Board considers all relevant facts and circumstances, including consideration of the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation. The Board also considered the following: Mr. Lee’s prior employment by the Company or one of its affiliates from 2009 to 2021; Mr. Lee’s appointment to the Board by Mr. Hsieh pursuant to Mr. Hsieh’s rights under the Stockholders Agreement; and Mr. Ozonian’s affiliation with entities that do business with us in the ordinary course from time to time. Mr. Ozonian’s relationship with these entities is solely as a director and/or the annual amounts involved are significantly less than the greater of $1 million or 2% of such entity’s consolidated gross revenues.
The Board has determined that each of John Lee, Dawn Lepore, Steven Ozonian and Pamela Patenaude is an independent director. John Dorman, whose Board service ended effective June 6, 2024, was also determined to be independent during the time when he served on the Board.

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Corporate Governance
Board Leadership Structure
Pursuant to the terms of the Stockholders Agreement, Anthony Hsieh serves as our Executive Chairman of the Board and the Board does not have a lead independent director. Frank Martell, the Company’s President and CEO, has lead the Company under the direction of the Board. If a permanent CEO has not been appointed by the time of Mr. Martell’s departure at this Annual Meeting, Mr. Hsieh will serve as interim CEO until a new CEO has been appointed. Mr. Hsieh presided over executive sessions of the non-management directors during 2024. At executive sessions of the non-management directors or independent directors, as applicable, a specific director is appointed to preside during that session, typically based on the planned discussion topics, and absent any express appointment the Chair of the Nominating and Corporate Governance Committee presides. The independent directors met in at least one executive session last year.
Board Risk Oversight
A structured, conscientious approach to risk management is more important than ever for our Company. Our Board, both directly and through its committees, reviews our risk management program (the “Risk Management Program”), which is an enterprise-wide program designed to enable effective and efficient identification of, and management visibility into, critical enterprise risks and to facilitate the incorporation of risk considerations into decision making across the Company. The Risk Management Program is overseen by the Chief Risk Officer and is executed through a “three lines of defense” model that includes independent risk oversight and internal audit functions with active engagement of our businesses. In particular, the Risk Management Program:
•defines risk management roles and responsibilities;
•brings together senior management to identify and discuss important risks; and
•facilitates appropriate risk mitigation strategies at the Board, committee, and management levels.
The Risk Management Program enables a holistic view on our enterprise risks and is facilitated through targeted risk assessments, and incorporation of relevant risk perspectives from other internal areas including Internal Audit, Accounting, Information Technology, Cybersecurity, Human Resources, Regulatory, Fair Lending and Legal to name a few. Our decentralized risk model allows for input from all areas of loanDepot to provide input into day-to-day risk management activities and assist with the day-to-day monitoring, evaluating and reporting of each area’s respective risks. Management is then able to make informed decisions with a view on potential areas of risk exposure and to mitigate and report on important activities.
Throughout the year, the Board oversees its committees’ ongoing risk oversight activities, and the Audit Committee escalates material issues relating to risk oversight to the full Board, in an ongoing effort to keep the Board adequately informed of developments that could have a material adverse effect on the Company’s risk profile or other aspects of our business. The Board also considers specific risk topics in connection with strategic planning and other matters. Further, the Compensation Committee oversees risks relating to our compensation policies and practices.
The Company operates a complex and large IT infrastructure that is critical in maintaining our ongoing operations in addition to a significant research and development footprint including labs, build and test systems, and supporting infrastructure that all have varying levels of risk exposures. We have a Chief Information Security Officer (“CISO”) who oversees the back office security, inclusive of the corporate IT environment and security standards that are used as a framework for the management of security across the Company. Our CISO is also responsible for developing and administering our corporate security training and sponsoring our related policies and standards. Our

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Corporate Governance
cybersecurity plan is reviewed annually and the Board, Audit Committee, and senior management oversee our cybersecurity program, receiving regular updates directly from our CISO and Chief Information Officer. For more information, please see Item 1C, Cybersecurity, in the Company’s Form 10-K for the year ended December 31, 2024.
Board Committees
The Company has the following three standing committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Corporate Governance Committee.
The current committee membership and the function of each of these standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on our Governance website at https://investors.loandepot.com/governance/governance-documents. Each committee reviews and reassesses the adequacy of its charter annually, conducts annual evaluations of its performance, and reports regularly to the Board with respect to the committee’s activities. Additionally, the Board and each of the committees have the authority to retain, terminate, and receive appropriate funding for outside advisors as the Board and/or each committee deems necessary.
Audit Committee
Our Audit Committee aids our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. The Audit Committee is composed entirely of independent directors.
The members of our Audit Committee are Dawn Lepore, Steven Ozonian (chair), and Pamela Patenaude. The Board has determined that each of the Audit Committee members is independent within the meaning of the NYSE and SEC standards for independence of directors and audit committee members. Additionally, the Board has determined that Mr. Ozonian, the chair of the Audit Committee, is an audit committee financial expert.
Compensation Committee
Our Compensation Committee determines our general compensation policies. It reviews and determines, or recommends to our Board, the compensation provided to our directors and officers, including bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines, or recommends to our Board, equity-based compensation for our directors, officers, employees and consultants and oversees our 2021 Omnibus Equity Incentive Plan. Our Compensation Committee oversees our corporate compensation programs and has the authority to delegate any of its responsibilities to one or more subcommittees as the Compensation Committee may deem appropriate.
The Compensation Committee currently engages Semler Brossy Consulting Group, LLC to assist with its review of executive officer and non-employee director compensation matters, including providing advice with respect to prevailing market practices, the design of executive compensation programs, and related matters. Our CEO and Chief Human Resources Officer provide performance information

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Corporate Governance
and make recommendations to the Compensation Committee regarding the form and amount of compensation for our executive officers. Directors other than Compensation Committee members also may attend Compensation Committee meetings, including the portion where executive officer performance and compensation is discussed.
The Compensation Committee retains its compensation consultants directly, although in carrying out assignments, the compensation consultants also interact with Company management to the extent necessary and appropriate. The compensation consultants perform no services for management, however, at the direction of the Compensation Committee, they may assist in the preparation or review of certain of our Company’s compensation-related disclosures. The Compensation Committee has assessed the independence of the respective consultants and has concluded that no conflict of interests exist that would prevent the consultants from serving as independent consultants to the Compensation Committee.
The members of our Compensation Committee are John Lee, Dawn Lepore (chair), and Steve Ozonian. The Company previously relied on the NYSE controlled company exemption from having a compensation committee composed entirely of independent directors. The Board has determined that each of John Lee (effective as of April 2, 2025), Dawn Lepore and Steven Ozonian are independent within the meaning of the NYSE standards of independence for directors and compensation committee members. In addition, each of John Lee, Dawn Lepore and Steven Ozonian qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.
The members of our Nominating and Corporate Governance Committee are John Lee, Dawn Lepore, and Pamela Patenaude (chair). The Company previously relied on the NYSE controlled company exemption from having a nominating and corporate governance committee consisting entirely of independent directors. The Board has determined that each of John Lee (effective April 2, 2025), Dawn Lepore, and Pamela Patenaude is independent within the meaning of applicable NYSE listing standards.
Board and Committee Meetings and Attendance
Our Board holds regularly scheduled meetings each year, in addition to special meetings scheduled as appropriate. During 2024, our Board held 14 meetings. In addition, the Audit Committee held 4 meetings, the Compensation Committee held 5 meetings, and the Nominating and Corporate Governance Committee held 4 meetings.
Each of our directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which each such director served, during the period for which each such director served in 2024. All directors are also encouraged to attend our annual meetings of stockholders, and all of our directors who continued to serve after the Annual Meeting attended our Annual Meeting in 2024.

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Corporate Governance
Director Evaluations
The Board conducts a self-evaluation annually to determine whether it, its committees and its individual members are functioning effectively. Each committee of the Board also conducts a self-evaluation annually and reports the results to the Board.
Director Selection and Evaluation
The Board annually reviews the experience and characteristics appropriate for directors in the context of the current composition of the Board, effective Board operations, and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience, and backgrounds to effectively oversee our business. In addition, the Board believes that directors should possess certain attributes, as reflected in the Board membership criteria described below. Although the Board uses the criteria described below to evaluate potential nominees, it has no stated minimum criteria for nominees.
Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, the Nominating and Corporate Governance Committee and Board seek nominees who:
•are persons of good reputation and character who conduct themselves in accordance with high personal and professional ethical standards;
•are not, by reason of any other position, activity or relationship, subject to any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board;
•are, if applicable, considered independent under the standards of NYSE, and the heightened independence standards for audit committees and compensation committees under the applicable laws;
•have the educational background, experience, qualifications and skills relevant for effective management and oversight of the Company’s management; and
•have the time and willingness to carry out their duties and responsibilities effectively, including time to study informational and background materials and to prepare for meetings.
In addition, the Nominating and Corporate Governance Committee and the Board consider a director nominee’s ability to contribute to the diversity of the Board, which is considered in a broad sense, including, among other attributes, perspectives, viewpoints, skills and experience, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. We balance the importance of historical knowledge of the Company with our regard for fresh perspectives by considering director tenure on a case-by-case basis, rather than imposing mandatory term limits.
A director’s service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Specifically, our Corporate Governance Guidelines provide that a director who is not currently an executive officer of another company, cannot serve on more than four public company boards, including loanDepot. Further, if the director is an executive at a public company, the number of public company directorships they may hold is limited to two. Pursuant to a waiver granted by our Board, Frank Martell serves on two public company boards, in addition to our Board, which waiver was granted because the Board believed his service could add value to the Company without compromising his ability serve the Company effectively. In addition, our Audit Committee members may not serve simultaneously on the audit committee of more than three public companies, including our Audit Committee.

16

Corporate Governance
In each instance, the Nominating and Corporate Governance Committee considers the totality of the circumstances of each individual director candidate. Identified candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. In addition, as described below, the Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations of candidates for the Board. The Nominating and Corporate Governance Committee will evaluate all candidates appropriately submitted, regardless of source of recommendation, using the same rigorous evaluation process and criteria. In evaluating such candidates, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, and capability that will enable the Board to effectively oversee the Company’s business.
Stockholder Recommendations
The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board. In evaluating such recommendations, the Nominating and Corporate Governance Committee will seek to achieve a balance of knowledge, experience, and capabilities on the Board. Any stockholder recommendations submitted for consideration by the Nominating and Corporate Governance Committee should include verification of the stockholder status of the person submitting the recommendation, and the recommended candidate’s name and qualifications for Board membership, and should be addressed to: Corporate Secretary, loanDepot, 6561 Irvine Center Drive, Irvine, California, 92618. The Nominating and Corporate Governance Committee considers candidates recommended by our stockholders in the same manner as a nominee recommended by our Board members or management.
Stockholder Nominations
In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting. For a description of the process for nominating directors in accordance with our Bylaws, see “Frequently Asked Questions—Stockholder Proposals, Director Nominations, and Related Bylaws Provisions—How may I nominate individuals to serve as directors and what are the deadlines for director nominations?” on page 66.
Communications with the Board
Stockholders and other interested parties may communicate with the Board, including the Executive Chairman of the Board, or the independent directors as a group, by contacting: Corporate Secretary, 6561 Irvine Center Drive, Irvine, California, 92618. The Corporate Secretary reviews all correspondence, organizes the communications for review by the Board, and provides communications to the full Board or to individual directors, as appropriate. Our independent directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes, and job inquiries, not be provided. Communications that are intended specifically for the Executive Chairman, independent directors as a group, or the non-employee directors as a group, or any individual director, should be sent to the street address noted above, to the attention of the Corporate Secretary.
Governance Documents
We maintain a code of business conduct and ethics for directors, officers, and employees, known as our Code of Ethics. We also have adopted Corporate Governance Guidelines, which, in conjunction

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Corporate Governance
with our Certificate of Incorporation, Bylaws, and respective charters of the Board committees, form the framework for our governance. All of these documents are available at https://investors.loandepot.com/governance/governance-documents for review, downloading, and printing. On our governance website, we will post any amendments to the Code of Ethics or waivers of the Code of Ethics for directors and executive officers that are required to be disclosed in accordance with applicable NYSE and SEC requirements. Stockholders may request free printed copies of our Certificate of Incorporation, Bylaws, Code of Ethics, Corporate Governance Guidelines, and charters of the committees of the Board by contacting: loanDepot, Inc., Attention: Investor Relations, 6561 Irvine Center Drive, Irvine, California, 92618.

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Director Compensation
The Board has adopted a compensation program for our non-employee directors, or the “Non-Employee Director Compensation Policy,” which was most recently updated in 2022 upon recommendation by the Compensation Committee. Pursuant to the Non-Employee Director Compensation Policy, each non-employee member of our Board receives the following cash compensation for Board services, as applicable:

•$250,000 per year for service as a Board member, 50% of which is paid in cash and 50% of which consists of restricted stock units (with a fair market value of $125,000 on the grant date) that vest in quarterly installments, subject to such director’s continued service on the Board through each vesting date;
•$25,000 per year for service as Chair of the Audit Committee;
•$20,000 per year of service as Chair of the Compensation Committee;
•$15,000 per year of service as Chair of the Nominating and Corporate Governance Committee; and
•$75,000 per year for service as Lead Independent Director.
Each director is expected to sit on up to two committees for no additional consideration. Any director who sits on more than two committees (other than any special committee) will be provided with an additional $25,000 in annual cash compensation.

Pursuant to the Non-Employee Director Compensation Policy, on June 6, 2024, each of Andrew Dodson, Brian Golson, Anthony Hsieh, John Lee, Dawn Lepore, Steven Ozonian and Pam Patenaude, received 60,386 RSUs under the 2021 Omnibus Incentive Plan that vested or vest in equal installments on each of August 31, 2024, November 30, 2024, February 28, 2025, and May 31, 2025.

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Director Compensation
The following table sets forth certain information with respect to non-employee director compensation for the fiscal year ended December 31, 2024, with respect to our Directors. Mr. Martell did not receive any additional compensation for his service on the Board during 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation	Total ($)
Andrew Dodson(2)	125,000	124,999	—	249,999
John Dorman(3)	75,962	—	—	75,962
Brian Golson(2)	125,000	124,999	—	249,999
Anthony Hsieh(4)	125,000	124,999	461,535	711,534
John Lee	125,000	124,999	—	249,999
Dawn Lepore	185,000	124,999	—	309,999
Steven Ozonian	139,217	124,999	—	264,216
Pam Patenaude	125,000	124,999	—	249,999

(1)Represents the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), of restricted stock units (“RSUs”) granted to the directors during the fiscal year ended December 31, 2024, calculated based on the closing price of the Class A common stock on June 6, 2024, the date of grant, of $2.07. These amounts do not reflect the actual economic value that may be realized by the non-employee director.
(2)Pursuant to multiple Assignment and Acknowledgement Agreements, Messrs. Dodson’s and Golson’s stock awards are assigned to PCP Managers GP, LLC for the benefit of PCP Managers, L.P., and Messrs. Dodson and Golson disclaim all right, title and interest in the stock awards. PCP Managers GP, LLC is the general partner of PCP Managers, L.P., an affiliate of Parthenon Capital Partners.
(3)Mr. Dorman’s Board service ended effective June 6, 2024. His retainer was prorated accordingly.
(4)Mr. Hsieh’s “All Other Compensation” includes (i) $443,143 of expenses paid in connection with a Hart-Scott-Rodino Act filing and Mr. Hsieh’s legal expenses paid by the Company for matters involving the Company, including expenses related to an S-3 registration statement, Section 16 reports, Schedule 13D reports, an antitrust filing, and Corporate Transparency Act matters, among other legal matters, and (ii) $18,392 of premiums paid or reimbursed by the Company for Mr. Hsieh and his covered dependents to participate in the Company’s medical plans pursuant to the terms of the Settlement Agreement and Release, dated April 4, 2023, between Mr. Hsieh and the Company.

In connection with his appointment as Executive Chairman, Mortgage Operations in March 2025 and his expected service as interim CEO following the Annual Meeting, Mr. Hsieh and the Company entered into a letter agreement pursuant to which Mr. Hsieh will receive: (i) an annual base salary of $1, (ii) a monthly expense reimbursement allowance of $75,000, and (iii) a grant of 1.5 million performance stock units, which will be scheduled to vest in equal increments on achievement of stock price hurdles of $3, $5, and $7 based on the closing price of the Company’s common stock over a 30-trading day period over a two-year performance period, and if Mr. Hsieh is still interim CEO as of March 1, 2026, an additional equity grant of 1.5 million performance stock units on the same terms as the initial grant. Since this role is expected to be temporary while the Company conducts a search for a permanent CEO, Mr. Hsieh will also continue to receive the director compensation described above.

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Our Executive Officers
Along with Anthony Hsieh, our Executive Chairman, Mortgage Operations (for a detailed biography please see “Class III Directors - Term Ends 2027” beginning on page 10), our executive officer team has significant experience in the residential mortgage loan production and servicing industry, and the investment management industry. Our executive officers are appointed by and serve at the discretion of the Board of Directors.

Frank Martell Non-Independent Director and President and CEO
Frank Martell, age 65, has been a director of the Company and its President and CEO since April 2022. From 2017 to 2022, Mr. Martell was President and CEO of CoreLogic, Inc. a global property information, analytics and data-enabled solutions provider. He also served as CoreLogic’s Chair of the Board of Directors during 2022, CFO from 2011 to 2016, and Chief Operating Officer from 2014 to 2017. Before joining CoreLogic and after starting his career at General Electric, Mr. Martell served in numerous executive leadership roles, including as President and CEO of the Western Institutional Review Board, CFO of Information Services Group, Inc., CFO of Advantage Solutions, and Chief Operating Officer and Executive Vice President at ACNielsen Corporation. Mr. Martell is a director of Compass, Inc. (NYSE: COMP), a residential real estate brokerage, and SmartRent, Inc. (NYSE: SMRT), a provider of smart communities solutions and smart operations solutions to the rental housing industry. He served on the board of Bank of the West from 2015 -2023. Mr. Martell also serves on the board of Operation HOPE, a provider of financial literacy empowerment for youth and financial capability for communities, and on the national board of the Marine Corps Scholarship Foundation, the largest and oldest group supporting the education of the sons and daughters of active and prior service Marines.

Mr. Martell has resigned as a director and as President and Chief Executive Officer effective as of this Annual Meeting. Mr. Martell plans to provide transition services as an advisor to the Board and the executive team until the Company appoints a permanent CEO.

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Our Executive Officers

Dan Binowitz Managing Director of Servicing	Dan Binowitz, age 56, has been our Managing Director of Servicing since 2024 and was our Managing Director of Operations and Servicing from 2022 to 2024. He joined loanDepot in 2011, rising to Executive Vice President of Servicing and Capital Markets Operations from 2018 to 2022. He currently oversees all post-funding operations, loan servicing, and our settlement services affiliates. Previously, Mr. Binowitz was Executive Vice President at PMAC Lending Services Inc., Chief Administrative Officer at LH Capital Management, Vice President at Fremont Investment & Loan, and Senior Vice President at First Mortgage Corporation. He holds a Bachelor’s degree in Economics from the University of Michigan.

Jeff DerGurahian Chief Capital Markets Officer and Head Economist	Jeff DerGurahian, age 49, has been Chief Capital Markets Officer and Head Economist of loanDepot and of our affiliate, loanDepot.com, LLC, since 2022. He previously served as our Executive Vice President, Capital Markets from 2021 to 2022 and in similar executive officer positions with loanDepot.com since joining us in 2012. He oversees our secondary marketing and capital markets efforts including investor relations, loan trading, hedging, pricing strategies, and product development. Earlier in his career, Mr. DerGurahian was Executive Vice President of Capital Markets for Prospect Mortgage, LLC (formerly MetroCities Mortgage), and a hedge manager for Tuttle Risk Management Services. Mr. DerGurahian holds a bachelor’s degree in Finance from the University of Virginia.

Darren Graeler Chief Accounting Officer	Darren Graeler, age 57, has been our Chief Accounting Officer since 2023, and he served as Senior Vice President, Corporate Accounting from 2018 to 2023. He is responsible for managing the Company’s financial and accounting operations, SEC financial reporting and tax. Mr. Graeler was a founding partner of Financial Services Advisory Partners, LLC from 2007 to 2018. He started his career in the assurance practice at KPMG, LLP where he specialized in audits of public and nonpublic banks, mortgage lenders and finance companies. Mr. Graeler earned a Bachelor of Science degree in Accounting from California State University, Long Beach and is a licensed Certified Public Accountant (inactive) in the State of California.

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Our Executive Officers

Joseph Grassi Chief Risk Officer	Joseph Grassi, age 62, has served as our Chief Risk Officer since 2022. He oversees our enterprise risk management and compliance programs. He was General Counsel and Chief Risk Officer for Celebrity Home Loans, a mortgage lender, from 2021 to 2022, Chief Risk Officer for Guaranteed Rate, a mortgage lender, during 2020, and Principal Deputy General Counsel for the U.S. Department of Housing and Urban Development, an executive department of the federal government, from 2018 to 2020. He also served as EVP, General Counsel for Prospect Mortgage and helped lead the company through its acquisition by HomeBridge Financial in 2017. Prior to that, Mr. Grassi held positions of increasing responsibility at Fannie Mae over 20 years, including as SVP and Deputy General Counsel and ultimately Interim General Counsel. Mr. Grassi is an experienced senior leader with deep real estate, financial services and mortgage industry experience. He earned a Juris Doctor from Villanova University School of Law and Bachelor of Science in business administration from Villanova University.

David Hayes Chief Financial Officer	David Hayes, age 50, has served as our Chief Financial Officer since 2023. He is responsible for managing loanDepot’s financial actions, including its accounting, treasury, tax, corporate finance and investor and lender relations activities, as well as vendor management and corporate real estate. Mr. Hayes formerly served in senior finance roles for 13 years at CoreLogic, Inc., an information services company, including as the Executive, Finance and Treasurer between 2018 and 2023. He managed budgeting and forecasting, strategic planning, mergers and acquisitions, pricing and capital expenditures. He also managed global enterprise liquidity, cash flow forecasting, investments, debt and capital markets, hedging, banking relationships and corporate insurance. Mr. Hayes served on the boards of directors of ComplianceEase from 2014 to 2020 and Symbility Solutions Ltd. from 2006 to 2018. He received his Bachelor of Science degree in Finance from Santa Clara University and Masters in Business Administration degree in Corporate Finance from the USC Marshall School of Business.

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Our Executive Officers

Gregory Smallwood Chief Legal Officer and Secretary	Gregory Smallwood, age 58, has served as our Chief Legal Officer and Corporate Secretary since 2022. He oversees all aspects of loanDepot’s legal strategy and operations as well as various enterprise, shareholder and corporate governance matters. Mr. Smallwood was Executive Vice President and General Counsel of Caliber Home Loans, a mortgage lender, from October 2016 to January 2022. He has represented major financial services institutions in matters relating to compliance with state and federal law, corporate transactions, regulatory enforcement, and class action litigation for the majority of his legal career. Mr. Smallwood earned a Juris Doctorate from Seton Hall University School of Law and Bachelor of Arts from the University of Maryland.

Jeff Walsh President, LDI Mortgage	Jeff Walsh, age 61, has been President, LDI Mortgage of loanDepot and of our affiliate, loanDepot.com, LLC, since 2022. He previously served as Senior Executive Vice President and Chief Revenue Officer of loanDepot from 2021 to 2022 and of loanDepot.com from 2019 to 2022. He joined loanDepot.com in 2012 as Executive Vice President of Operations. Leveraging more than 30 years of industry experience, Mr. Walsh oversees our direct to consumer, in-market and joint venture businesses. Prior to joining loanDepot, he served as Chief Operating Officer of Ameriquest Mortgage Company and President of Town and Country Credit. He attended West Valley College in Saratoga, California and Evergreen Valley College in San Jose, California, as well as executive-development programs at Kenan-Flagler Business School at the University of North Carolina and the Colorado Springs Center for Creative Leadership.

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Executive Compensation
This section discusses the compensation awarded to, earned by or paid to our principal executive officer during the 2024 fiscal year and our two next most highly compensated executive officers for such fiscal year. These individuals, listed below, are referred to as the “named executive officers.” We follow the compensation disclosure requirements applicable to smaller reporting companies for the executive compensation disclosure included in this proxy statement.

Name	Title
Frank Martell	President and Chief Executive Officer(1)
David Hayes	Chief Financial Officer
Jeff Walsh	President, LDI Mortgage
(1)Mr. Martell has resigned as President and Chief Executive Officer effective as of the Annual Meeting. Following the Annual Meeting, he will provide transition services as a Board Advisor.

Summary Compensation Table

The following table sets forth certain information with respect to compensation of our named executive officers for the fiscal years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards	All Other Compensation(3)	Total
Frank Martell President and Chief Executive Officer	2024	$800,000	$1,170,000	$4,400,000	$—	$10,350	$6,380,350
	2023	$800,000	$1,100,000	$6,355,634	$—	$9,900	$8,265,534
David Hayes Chief Financial Officer	2024	$500,000	$550,000	$2,077,996	$—	$10,350	$3,138,346
Jeff Walsh President, LDI Mortgage	2024	$750,000	$850,000	$999,996	$—	$10,350	$2,610,346
	2023	$750,000	$2,200,000	$—	$—	$2,596	$2,952,596
(1)The amounts reported in this column for 2024 reflect discretionary annual bonuses for 2024, as described below under “Narrative Disclosure to Summary Compensation Table—2024 Annual Bonuses.”
(2)Represents the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), of RSUs and performance stock units (“PSUs”) granted to the named executive officers. For 2024, the grant date fair value of RSUs and PSUs is calculated based on the closing price of the Class A common stock on March 15, 2024, and April 15, 2024, the grant dates, of $2.14 and $2.35, respectively, which for the PSUs assumes achievement of all applicable performance measures. These amounts do not reflect the actual economic value that may be realized by the named executive officers. Please see Note 17 to our audited consolidated financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K for more information. See “Narrative Disclosure to Summary Compensation Table—Equity Awards” for more information regarding the RSUs and PSUs granted.
(3)For 2024, includes 401(k) Plan matching contributions.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy
The compensation outlined in the Summary Compensation Table is defined through the application of our pay philosophy. We conduct market benchmarking on a regular basis and also evaluate business context when making pay decisions. Key elements of our compensation philosophy include:

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Executive Compensation

•We provide competitive compensation that allow us to attract and retain strong talent across the range of our workforce.
◦Salaries, target cash compensation, and total rewards are generally positioned at the median of market, with variations driven by key expertise, performance, in-demand skill sets, location, and other related factors.
•We closely align pay and performance.
◦More senior team members have a greater proportion of total pay weighted in incentive compensation that is aligned with stockholder outcomes.
◦Individuals can receive differentiated pay outcomes driven by the strength of their contributions.
•We provide fair and equitable compensation, while also recognizing unique skills, market talent demand impacts, and individual performance in making pay decisions.
◦Strong performance can deliver above-market reward outcomes.

2024 Annual Salaries

2024 represented a challenging year for loanDepot with mortgage origination volumes at historically low levels. In this environment, loanDepot sought to manage expenses and no named executive officer received a salary increase.

2024 Annual Bonuses

Each named executive officer has a target annual bonus set forth under their respective employment agreements, as described below. With market demand for mortgage originations at a historic low level, setting specific financial performance objectives for the year was deemed to not be feasible and potential annual bonus payouts were generally limited by the Company’s budget. Within those budget parameters, the Compensation Committee evaluated Company performance across four key areas, where goals for each were intended to achieve the best possible short-term performance and also position the Company for future success as market demand begins to recover:

Growth	Organization 2025
Operational Excellence	Financial / Governance

Our Compensation Committee conducted an assessment of the Company’s performance during 2024 against the key categories noted above. During 2024, the Company completed its Vision 2025 strategic program, which allowed it to navigate a historical downturn in the housing and mortgage markets over the past three years and better positioned it to accelerate revenue growth and continue progress towards sustainable profitability. Also during 2024, the Company grew revenue, expanded margins, reduced its corporate debt and made important investments in productivity initiatives. Importantly, during the third quarter of 2024 the Company demonstrated its significant operational progress by achieving profitability during a period of modest market improvement. Despite challenges in returning to sustained profitability, the Compensation Committee assessed performance, including these key accomplishments, among others, and the Compensation Committee determined to fund the 2024 annual incentive plan at 65% of target, where actual final bonuses paid were also subject to

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Executive Compensation
adjustments based on an evaluation of individual performance and contribution. Based on company performance and individual assessments, the Compensation Committee or Board elected to award the annual bonuses outlined below for 2024. Mr. Martell’s final bonus determination reflects the Board’s assessment of his leadership in managing through the challenging market conditions and positioning the Company for future success.

Name	2024 Target Bonus	2024 Annual Bonus	2024 Bonus as Percent of Target
Frank Martell	$1,800,000	$1,170,000	65%
David Hayes	$700,000	$550,000	79%
Jeff Walsh	$1,500,000	$850,000	57%

Equity Awards
loanDepot’s equity strategy is designed to attract and retain outstanding leaders, simultaneously manage stockholder dilution and stock-based compensation expenses where possible, and focus the Company’s management team on key performance objectives that create long-term stockholder value.

All equity awards are granted under a stockholder-approved plan and stock options are granted at an exercise price at or above the closing market price of loanDepot’s Class A common stock on the date of grant. Equity awards, including options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option or equity grant dates. During fiscal year 2024, we did not grant any stock options (or similar awards), to any named executive officer.
2024 Equity Awards
In 2024, the Board shifted its equity grant approach to a more traditional annual award program for the named executive officers and broader leadership team. Equity awards made in 2024 were based on 2023 performance. The grant mix for the named executive officers was 50% time-vested restricted stock units (“RSUs”) and 50% performance restricted stock units (“PSUs”). The 2024 PSUs focused the senior leadership team on achieving one quarter of positive adjusted net income, with any earned PSUs vesting one-third upon achievement of the performance goal and the remaining earned PSUs vesting one-third on each of the second and third anniversaries of the date of grant. The combination of performance and service-based vesting encourages sustainability in the share price and provides

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Executive Compensation
alignment with stockholders. The approximate dollar values of the RSU and PSU awards granted to each of the named executive officers in 2024 are provided in the following table.

Name	RSUs Granted in 2024(1)	PSUs Granted in 2024(2)	Total Equity Awards Granted in 2024(1)(2)
Frank Martell	$2,200,000	$2,200,000	$4,400,000
David Hayes	$1,253,000	$825,000	$2,078,000
Jeff Walsh	$500,000	$500,000	$1,000,000
(1)    The actual grant date dollar value of the RSUs awards may differ slightly from these dollar amounts in the table due to rounding. The RSU awards granted in 2024 in connection with 2023 performance were granted on April 15, 2024 and vest ratably over three years.
(2)    The dollar amount reflects the target value of the PSU award approved by the Board. The actual value of the award and the number of shares ultimately received by a recipient will vary based on whether and when the performance criteria is satisfied. The grant date fair values of the PSU awards is calculated based on the $2.35 closing price of the Class A common stock on the April 15, 2024 grant date.
In November 2024, the Compensation Committee certified that the Company achieved positive adjusted net income during the third fiscal quarter of 2024 and that the PSUs performance criteria had been fully satisfied, resulting in the target amount of each award being earned. One-third of the award vested immediately and the remainder of the award is scheduled to vest ratably on April 15, 2026, and April 15, 2027.
2025 Equity Awards
In 2025, the Board continued the 2024 equity grant approach for the named executive officers and broader leadership team. Equity awards made in 2025 were based on 2024 performance. The grant mix for the named executive officers was 50% time-vested RSUs and 50% PSUs and for other members of the executive leadership team 75% RSUs and 25% PSUs. The 2025 PSUs are designed to focus the senior leadership team on achieving and sustaining profitable adjusted net income and high levels of customer satisfaction, with multi-year vesting to encourage sustainability in the share price and provide alignment with stockholders.
Employment Agreements with Named Executive Officers
We have entered into employment agreements with our named executive officers. The material terms of these employment agreements are summarized below and are qualified by reference to the actual text of the agreements. All of the employment agreements provide for severance payments and benefits upon certain terminations of employment, as described in more detail under “Additional Narrative Disclosure—Potential Payments Upon a Termination or Change in Control” below. In addition, each employment agreement provides that each named executive officer is subject to standard covenants regarding innovation assignment, confidentiality, non-disparagement, and customer and employee noninterference.
Martell Employment Agreement and Transition Agreement
Effective as of April 21, 2022, in connection with Mr. Martell’s appointment as President and Chief Executive Officer, the Company entered into an Executive Employment Agreement (the “Martell Agreement”) with Mr. Martell, which provides for at-will employment. The Martell Agreement provides for an initial annual base salary of $800,000, subject to increase in the sole discretion of the Board or a committee of the Board. Under the terms of the Martell Agreement, Mr. Martell is also (i) eligible to receive an annual bonus targeted at 225% of his base salary, where the maximum bonus is up to 300% of the target award, subject to the determination of the Board (or a committee of the Board) in

28

Executive Compensation
its sole discretion; (ii) eligible to receive equity incentive grants as determined by the Board (or a committee of the Board) in its sole discretion, targeted at $4.4 million, subject to adjustment by the Compensation Committee based on executive and Company performance; and (iii) entitled to the benefits and compensation practices that may be in effect from time to time and are provided by the Company to its executive employees generally.
On March 5, 2025, Mr. Martell entered into a transition and separation agreement and general release of claims (the “Transition Agreement”) with the Company whereby Mr. Martell will continue to serve as President and CEO until the earlier of June 4, 2025, or the Annual Meeting, while the Company conducts a search for a permanent CEO to succeed Mr. Martell. The Transition Agreement is further described below under the “Potential Payments Upon a Termination or Change in Control” beginning on page 31.
Messrs. Walsh and Hayes Employment Agreements
We entered into executive employment agreements with Mr. Walsh in September 2022 and Mr. Hayes in 2023 that provide for initial three-year terms and automatically renew for successive one-year periods unless either party provides written notice at least 60 days prior to the end of the applicable renewable period. The employment agreements provide for at-will employment. Under the terms of the employment agreements, Mr. Walsh is entitled to receive a base salary of $750,000 and a target annual bonus of 200% of base salary, and Mr. Hayes is entitled to receive a base salary of $500,000 and a target annual bonus of 140% of base salary. The maximum annual bonus for Mr. Walsh is up to 300% of the target bonus and for Mr. Hayes is up to 200% of the target bonus. The bonuses are determined in the discretion of the Board (or a committee thereof), except that Mr. Hayes was guaranteed a minimum bonus of $350,000 for calendar year 2023. The employment agreements also provide for standard benefits and eligibility to participate in our equity incentive plans.

29

Outstanding Equity Awards At 2024 Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity awards held by our named executive officers as of December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Frank Martell(2)
Inducement NQSOs(3)	500,000	500,000	—	2.72	5/25/2032
Inducement RSUs(4)						500,000	1,020,000
Inducement PSU(5)								750,000	1,530,000
7/2023 RSUs(6)						646,108	1,318,060
7/2023 PSUs(7)								726,872	1,482,819
8/2023 RSUs(6)						186,667	380,801
8/2023 PSUs(7)								210,000	428,400
4/2024 RSUs(8)						936,170	1,909,787
4/2024 PSUs(9)						624,114	1,273,193
David Hayes
12/2022 NQSOs	125,000	125,000	—	2.12	7/3/2028
7/2023 RSUs(10)						194,575	396,933
3/2024 RSUs(11)						200,000	408,000
4/2024 RSUs(8)						351,063	716,169
4/2024 PSUs(9)						234,042	477,446
Jeff Walsh
TMI Units(12)						88,665	180,877
12/2022 NQSOs	2,000,000	—	—	1.57	12/23/2032
3/2022 RSUs(13)						18,437	37,611
3/2022 PSUs(14)								55,310	112,832
4/2024 RSUs(8)						212,765	434,041
4/2024 PSUs(9)						141,844	289,362
(1)Amounts in these columns represent the market value of unvested RSUs, PSUs and TMI Units (as described below under “Additional Narrative Disclosure—Potential Payments Upon a Termination or Change in Control—Incentive Units”) as of December 31, 2024, determined based on the closing price of an LDI Class A Share on December 31, 2024 of $2.04.
(2)In connection with Mr. Martell's resignation as a director and as President and Chief Executive Officer effective as of the Annual Meeting, his outstanding equity awards will be forfeited, accelerated, vested or otherwise handled as provided in the Martell Agreement and the Transition Agreement.
(3)The unexercisable NQSOs vest in equal installments on each of April 27, 2025 and April 27, 2026.
(4)These RSUs vest in equal installments on each of April 27, 2025 and April 27, 2026.
(5)Represents the threshold amount of PSUs originally granted in May 2022 that are eligible to vest from 0% to 200% of target based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the performance period beginning May 25, 2022 and ending May 25, 2027.
(6)These RSUs vest in equal installments on each of July 19, 2025 and July 19, 2026.
(7)Represents the target amount of PSUs originally granted in July 2023 and August 2023 that are eligible to vest from 0% to 200% of target based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the performance period beginning July 19, 2023 and ending July 19, 2028.
(8)These RSUs vest in equal installments on each of April 15, 2025, April 15, 2026, and April 15, 2027.
(9)These PSUs vest in equal installments on each of April 15, 2025 and April 15, 2026 as the result of the achievement of the performance metric in the third quarter of 2024.
(10)These RSUs vest on July 3, 2025.
(11)These RSUs vest in equal installments on each of March 15, 2025, March 15, 2026, and March 15, 2027.

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Executive Compensation
(12)These TMI Units (as described below under “Additional Narrative Disclosure—Potential Payments Upon a Termination or Change in Control—Incentive Units”) vest in equal monthly installments on the last day of each calendar month through May 1, 2025.
(13)These RSUs vest in equal installments on each of July 28, 2024 and July 28, 2025.
(14)Represents the threshold amount of PSUs originally granted in March 2022 that are eligible to vest from 0% to 150% of target based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the period between the date of grant and March 29, 2026.
Additional Narrative Disclosure
Retirement Benefits
Our named executive officers did not participate in or have account balances in qualified or nonqualified defined benefit plans, nonqualified defined contributions plans or other nonqualified deferred compensation plans maintained by us. Our named executive officers do participate in our 401(k) plan with matching contributions on the same basis as other eligible employees.
Potential Payments Upon a Termination or Change in Control
Martell Employment Agreement and Transition Agreement
Pursuant to the Martell Agreement, Mr. Martell would be entitled to receive certain payments and benefits in connections with certain terminations of employment, as follows:
•In the event Mr. Martell is involuntarily terminated without “cause” or resigns for “good reason” not in connection with a “change in control” (each as defined in the Martell Agreement) (together, a “Martell Covered Termination”), Mr. Martell would be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and, subject to his execution and non-revocation of a release of claims, (i) a lump sum payment equal to 24 months of base salary, (ii) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) the payment or reimbursement of healthcare premiums through the earlier of (A) 24 months or (B) the date Mr. Martell and his dependents become eligible for healthcare under another employer’s plan, (iv) acceleration of all performance-based equity awards held by Mr. Martell, based on actual performance measured to the date of such termination, with a 30-day post-termination window during which achievement of performance goals will still qualify and (v) extension of the exercise period for vested but unexercised options until the earlier of (A) one year following the date of such termination or (B) the expiration date of the option.
•Upon a Martell Covered Termination during the period beginning 3 months prior to a change in control and ending 12 months after a change in control, Mr. Martell would be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and, subject to his execution and non-revocation of a release of claims, (i) a lump sum payment equal to 3x the sum of his base salary plus target bonus, (ii) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) full accelerated vesting of any unvested equity awards held by Mr. Martell, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of termination, and (iv) the payment or reimbursement of healthcare premiums through the earlier of (A) 24 months or (B) the date Mr. Martell and his dependents become eligible for healthcare under another employer’s plan.
•In the event Mr. Martell’s employment is terminated due to Mr. Martell’s death or disability, he would be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and (i) a pro-rata annual bonus based on the actual achievement of

31

Additional Narrative Disclosure
the performance objectives for the fiscal year in which termination occurs, (ii) full accelerated vesting of any unvested equity awards held by Mr. Martell, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of termination, and (iii) extension of the exercise period for vested but unexercised options until the earlier of (A) one year following the date of such termination or (B) the expiration date of the option.
Pursuant to the Transition Agreement, Mr. Martell would be entitled to receive certain payments and benefits in connection with his transition from Director, President and CEO to an advisor to the Board and the executive team (the “Board Advisor”) effective as of this Annual Meeting, as follows:
•Upon the termination of Mr. Martell’s employment by the Company for any reason following March 5, 2025, subject to his execution of a confirming release of claims, Mr. Martell will receive the separation payments and benefits to which he is entitled under his executive employment agreement upon resignation for “good reason,” as described above, except that the cash severance will be payable in two installments in June 2025 and December 2025 and the 2025 pro-rated annual bonus will be paid at 60% of target. In addition, the Company will pay up to $25,000 of reasonable legal fees and expenses incurred in connection with the Transition Agreement and Mr. Martell will receive certain indemnification and director and officer liability insurance protections.
•In addition, under the Transition Agreement, Mr. Martell has agreed to provide transition services as a Board Advisor until the Company appoints a permanent CEO. If Mr. Martell continues to serve as Board Advisor through July 19, 2025, his outstanding restricted stock units that would otherwise vest on July 19, 2025, will vest on such date; however, his other outstanding equity will not continue to vest during his service as a Board Advisor. In the event the Company terminates Mr. Martell’s employment or Board Advisor service without “cause” (as defined in the Martell Agreement) prior to July 19, 2025, Mr. Martell’s outstanding restricted stock units that would otherwise vest on April 27, 2025, and July 19, 2025, will be accelerated on the date of such termination.
Messrs. Walsh and Hayes Employment Agreements
In the event Messrs. Walsh’s or Hayes’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” not in connection with a “change in control” (each as defined in the employment agreements), each named executive officer will be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and, subject to their execution and non-revocation of a release of claims, (i) a lump sum payment equal to 12 months of the named executive officer’s base salary, (ii) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) the payment or reimbursement of healthcare premiums through the earlier of (A) 12 months following the named executive officer’s date of termination and (B) the date the named executive officer becomes eligible for another healthcare plan, (iv) acceleration of all performance-based equity awards, based on actual performance measured to the date of such termination, with a 30-day post-termination window during which achievement of performance goals will still qualify and (v) extension of the exercise period for vested but unexercised options until the earlier of (A) one year following the date of such termination or (B) the expiration date of the option.
If Messrs. Walsh’s or Hayes’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” during the period beginning 3 months prior to a change in control and ending 12 months after a change in control, then the same severance benefits will apply, except that (i) the lump sum payment will instead be equal to 1.5x the sum of Mr. Walsh’s base salary

32

Additional Narrative Disclosure
and target bonus and 2.0x the sum of Mr. Hayes’s base salary and target bonus, (ii) the healthcare premiums will instead be through the earlier of (A) 18 months following the named executive officer’s date of termination and (B) the date the named executive officer becomes eligible for another healthcare plan, and (iii) any unvested equity awards held by the named executive officer shall immediately vest, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of termination.
In the event any payment provided to any of our named executive officers would implicate Section 280G of the Code, the named executive officer would receive either (i) payment of the full amounts to which the named executive officer is entitled or (ii) payment of such lesser amount that does not trigger excise taxes under Section 280G of the Code, whichever results in the named executive officer receiving a higher amount after taking into account all federal, state and local income, excise and employment taxes.
Incentive Units
Prior to the initial public offering, we granted incentive units that were intended to constitute “profits interests” for U.S. federal income tax purposes, and represent the right to share in any increase in the equity value of the company that exceeds a specified threshold (collectively, the “Incentive Units”). The Incentive Units were originally granted as Class X Units of loanDepot.com, LLC and Class V Units of loanDepot.com, LLC (collectively, the “Historical Incentive Units”). Following the 2018 restructuring of the Company, pursuant to which LD Holdings became the principal owner of loanDepot.com, LLC, all of the Historical Incentive Units were exchanged for substantially similar equity of LD Holdings (“LD Holdings Incentive Units”), and Incentive Units granted after January 1, 2019 were LD Holdings Incentive Units.

As part of the Reorganization Transactions (defined below), the LD Holdings Incentive Units were equitably adjusted and replaced with the single new class of Holdco Units held by the Trilogy Entities (defined below) and immediately after such conversion was affected, each holder of the LD Holdings Incentive Units exchanged on a one-for-one basis such LD Holdings Incentive Units for TMI Units (defined below). For more information about the Reorganization Transaction and exchange rights of the TMI Units, please refer to “Reorganization Transactions” on page 41 and “Stock Ownership Information of Certain Beneficial Owners and Management” on page 37. If a named executive officer’s employment with the Company is terminated for any reason (other than in connection with a sale of the Company), all unvested TMI Units will be forfeited. If the named executive officer is terminated for “cause” (as defined in each respective grant agreement), both vested and unvested TMI Units will be forfeited. In the event of the named executive officer’s termination of employment, we will have the option to purchase some or all of the named executive officer’s vested TMI Units for the fair market value of such TMI Units on the repurchase date.

Upon a sale of the Company, any outstanding and unvested TMI Units will accelerate and vest provided that the named executive officer remains continuously employed through the date of such sale.

Insider Trading Policy; Anti-Hedging/Pledging Policy
Our Board of Directors has adopted an Insider Trading Policy governing transactions involving our securities by all directors, officers, and employees of our Company and its subsidiaries, as well as the Company itself. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. Among other things, the Insider Trading Policy prohibits directors, executives and employees from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in loanDepot stock, including, without

33

Additional Narrative Disclosure
limitation, short sales and transactions involving publicly traded options. In addition, loanDepot’s directors, executives and employees are prohibited from holding loanDepot stock in margin accounts and from pledging loanDepot stock as collateral for loans. For additional information, please see our Insider Trading Policy, which has been filed as Exhibit 19.1 to our 2024 Annual Report on Form 10-K.

Clawback Policy
Our Company has adopted a clawback policy applicable to all executive officers, including the named executive officers, that is intended to comply with, and to be administered and interpreted consistent with the requirements of Listing Standard 303A.14 adopted by the New York Stock Exchange to implement Rule 10D-1 under the Securities Act. The policy generally provides for the recoupment of excess incentive compensation received during the three full fiscal years prior to the date that the Company is required to prepare an accounting restatement of the Company’s financial statements. In addition, under Section 304 of the Sarbanes-Oxley Act of 2002, if our Company is required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the chief executive officer and chief financial officer may be required to reimburse our Company for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document and any profits realized from the sale of securities of our Company during that twelve-month period.

Equity Compensation Plan Information
The following table sets forth information about LDI Class A Shares that may be issued under equity compensation plans as of December 31, 2024.

Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(3)	19,007,218	$1.61	18,308,302
Equity Compensation Plans Not Approved by Security Holders(4)	4,750,000	$2.72	—
Total	23,757,218	$1.82	18,308,302
(1)This reflects outstanding RSU, PSUs (assuming target performance) and NQSOs as of December 31, 2024.
(2)RSUs and PSUs reflected in column (a) are not reflected in this column as they do not have an exercise price.
(3)Represents outstanding awards and LDI Class A Shares remaining available for issuance under the 2021 Plan.
(4)Represents outstanding awards and LDI Class A Shares remaining available for issuance under the loanDepot. Inc. 2022 Inducement Plan (the “Inducement Plan”). The materials terms of the Inducement Plan largely match the terms of the 2021 Plan; however awards under the Inducement Plan are intended to comply with the exemption from the stockholder approval requirement for “inducement grants” provided under Rule 303A.08 of the NYSE Listed Company Manual Rules. For more information regarding the Inducement Plan, please see Note 17 to our audited consolidated financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K.

34

Pay Versus Performance
In accordance with the requirements of Item 402(v) of Regulation S-K, the following tables and graphs along with the accompanying footnotes and narrative provide information required by the SEC regarding executive compensation and certain measures of our performance in the three most recently completed fiscal years. The amount of compensation “actually paid” set forth in the initial table is calculated in the manner set forth in the SEC regulations and may not reflect amounts realized or realizable with respect to the covered compensation.

Year	Summary Compensation Table Total for First PEO ($)(1)	Summary Compensation Table Total for Second PEO ($)(1)	Compensation Actually Paid to First PEO ($)(2)	Compensation Actually Paid to Second PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return ($)(4)	Net Income (Loss) ($)
2024	—	6,380,350	—	(10,582,266)	2,874,346	1,593,772	43.34	(202,150,970)
2023	—	8,265,534	—	24,854,604	2,726,298	8,602,154	74.79	(235,512,810)
2022	4,256,105	16,411,508	2,364,455	8,432,308	6,636,443	3,460,105	35.06	(610,385,250)
(1)Represents the amounts reported for Mr. Hsieh (the “First PEO”) and Mr. Martell (the “Second PEO”) in the “Total” column of the “Summary Compensation Table” in each applicable year. Mr. Hsieh served as Chairman and Chief Executive Officer until April 27, 2022, at which point he became the Executive Chairman through February 6, 2023. Mr. Martell joined the company as President and Chief Executive Officer on April 27, 2022.
(2)SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “compensation actually paid” as reported in the “Pay Versus Performance” table above. The valuation assumptions used to calculate fair values for purposes of the compensation actually paid calculation did not materially differ from those disclosed at the time of grant (as applicable). For purposes of the dividends paid on equity awards, the compensation actually paid amount includes dividends paid upon the vesting of RSUs during the period, that were previously declared on unvested awards. The following table details the applicable adjustments to the amount in the “Total” column of the “Summary Compensation Table” in 2024 that were made to determine “compensation actually paid” (amounts are averages for the Other NEOs):

Name	Summary Compensation Table Total ($)	Deduct “Stock Awards” and “Option Awards” reported in Summary Compensation Table ($)	Add Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year ($)	Fair value at the end of the Prior Fiscal Year for Awards Granted in Prior Years and Forfeited During the Applicable Year	Add Value of any Dividends or Other Earnings Paid in the Year ($)	Compensation Actually Paid ($)
Frank Martell (PEO)	6,380,350	(4,400,000)	3,182,979	(14,755,033)	801,984	(1,792,546)	—	—	(10,582,266)
Other NEOs	2,874,346	(1,538,986)	1,162,508	(398,902)	241,506	(372,329)	(484,010)	109,639	1,593,772

(3)Represents the average of the amounts reported for the named executive officers (NEOs) as a group (excluding the First PEO and Second PEO) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the NEOs included for these purposes for 2024 are Messrs. Hayes and Walsh, and for 2023 and 2022 are Messrs. Walsh and DerGurahian.
(4)Total stockholder return is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period (December 31, 2021).
Relationship Between Pay and Performance
The company’s executive compensation program reflects a variable pay for performance philosophy, with a large portion of each NEO’s compensation considered “at risk” and subject to variability with the Company’s performance, including stock price performance. The company generally seeks to incentivize long-term performance, and therefore does not specifically align the company’s

35

Pay Versus Performance
performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between certain information presented in the Pay Versus Performance table during the period covered thereby. Amounts shown below for the “compensation actually paid” to the PEOs is based on the aggregate “compensation actually paid” to Messrs. Hsieh and Martell.

CAP vs Total Shareholder Return
Compensation Actually Paid ("CAP") $000's
30,000
25,000
20,000
15,000
10,000
5,000
-
(5,000)
(10,000)
(15,000)
Total Shareholder Return Value of Initial Fixed $100 Investment
30
20
10
-
(10)
2022
2023
2024
CAP to PEO
Average CAP to Non-PEO NEOs
Company TSR

CAP vs Net Income (Loss)
30,000
25,000
20,000
15,000
10,000
5,000
-
(5,000)
(10,000)
(15,000)
Compensation Actually Paid ("CAP")
$000's
-
(100,000)
(200,000)
(300,000)
(400,000)
(500,000)
(600,000)
(700,000)
Net Income (Loss)
$000's
2022
2023
2024
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income (Loss)

36

Stock Ownership Information of Certain Beneficial Owners and Management
The following table sets forth information as of April 9, 2025 (or as of the date otherwise indicated below), concerning beneficial ownership by:
•each person known to us to beneficially own more than 5% of any class of our outstanding common stock;
•our directors and director nominees;
•each of the named executive officers listed in the “Summary Compensation Table”; and
•all of our directors and executive officers as a group.
Certain of our officers and directors (each, a “Continuing Member”, and as a group, the “Continuing Members”) hold some of their equity indirectly through one or more management holding companies, Trilogy Management Investors Six, LLC (“TMI 6”), Trilogy Management Investors Seven, LLC (“TMI 7”), or Trilogy Management Investors Eight, LLC (“TMI 8” and together with TMI 6 and TMI 7, each are referred to herein as a “Trilogy Entity,” and together, the “Trilogy Entities”). Upon such equity being granted by our subsidiary holding company, LD Holdings Group LLC (“LD Holdings”) to the Continuing Members, the units of LD Holdings (“Historical Holdco Units”) being granted were immediately contributed to and exchanged for an equal number of units of the applicable Trilogy Entity (“TMI Units”). As part of our IPO restructure, all of the outstanding Historical Holdco Units (including those held by the Trilogy Entities) were equitably adjusted and converted into and exchanged for a number of Class A Common Units of LD Holdings (the “Holdco Units”), and the Company also issued to each Trilogy Entity that number of shares of Class C common stock that was equal to the number of Holdco Units held by each respective Trilogy Entity.
Continuing Members have the right to redeem units of the Trilogy Entities that can be exercised in whole or in part. Upon surrender of the applicable Trilogy Entity’s units (“Surrendered TMI Units”), the Continuing Member directs the Trilogy Entity to convert a number of Class C common stock (together with an equal number of Holdco Units) equal to the Surrendered TMI Units in exchange for LDI’s issuance to the Continuing Member of LDI Class A Shares on a one-for-one basis, subject to approval of the LDI Board of Directors. Anthony Hsieh, our founder and Executive Chairman, is the sole manager of each of the Trilogy Entities and has sole voting power over the Class C common stock they hold until such shares are converted and issued as LDI Class A Shares to the Continuing Members (together the “Hsieh Stockholders”). The Class C common stock held by the Trilogy Entities for the benefit of our executive officers and directors are reflected in the table below as being held solely by Anthony Hsieh; footnotes 2, 8, 9 and 10 to the table provide further detail.
Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities or have the right to acquire such voting power or investment power within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them (or, in the case of individual stockholders, the individual may share power with such individual’s spouse). Except as otherwise

37

Stock Ownership Information of Certain Beneficial Owners and Management
indicated, the address for each beneficial owner listed in the table below is c/o loanDepot.com, LLC, 6561 Irvine Center Drive, Irvine, California 92618.

	Class A Common Stock Beneficially Owned(1)		Class C Common Stock Beneficially Owned(1)		Class D Common Stock Beneficially Owned(1)		Combined Voting Power(1)(2)
Name of Beneficial Owner	#	%	#	%	#	%	%
Certain Stockholders
Parthenon Stockholders(3)	4,266,931	3.9%	3,388,886	2.8%	97,026,671	100.0%	42.0%
The Vanguard Group(4)	5,799,197	5.3%	—	—%	—	—%	*
Cannell Capital LLC(5)	4,965,301	4.5%	—	—%	—	—%	*
Directors and Named Executive Officers
Andrew Dodson(3)	see footnotes
Brian Golson(3)	see footnotes
David Hayes(6)(7)	485,250	*	—	—%	—	—%	*
Anthony Hsieh(8)(9)	10,262,783	9.4%	118,751,788	97.2%	—	—%	50.1%
John Lee(6)	224,731	*	—	—%	—	—%	*
Dawn Lepore(6)(9)(10)	371,728	*	—	—%	—	—%	*
Frank Martell(6)(7)(11)(12)	3,377,578	3.0%	—	—%	—	—%	*
Steven Ozonian(6)	119,071	*	—	—%	—	—%	*
Pamela Patenaude(6)	244,475	*	—	—%	—	—%	*
Jeff Walsh(6)(7)(9)(10)	6,257,697	5.6%	—	—%	—	—%	*
Executive Officers and Directors as a Group (15 persons)(6)(7)(9)(10)	37,234,299	31.6%	122,140,674	100.0%	97,026,671	100.0%	93.5%
*Less than one percent.
(1)Each holder of Class C common stock and Class D common stock is entitled to 5 votes per share and each holder of Class A common stock and Class B common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class B common stock and Class C common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock and Class D common stock. No shares of Class B common stock are currently issued and outstanding.
(2)Percentage of combined voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock voting together as a single class (subject to class-specific weightings). Mr. Hsieh has the right to vote all of the shares of Class C common stock, other than those shares beneficially owned by the Parthenon Stockholders. However, certain Continuing Members also beneficially own certain of these shares because they have a right to direct the applicable Trilogy Entity to convert a number of shares of Class C common stock (together with an equal number of Holdco Units) equal to the Surrendered TMI Units in exchange for our issuance to the Continuing Member of LDI Class A common stock on a one-for-one basis, subject to approval of our Board of Directors. Consequently, the Combined Voting Power (as reported in the table above) exceeds the total actual Combined Voting Power.
(3)This information is based on the latest information available to the Company. The “Parthenon Stockholders” include the following:

38

Stock Ownership Information of Certain Beneficial Owners and Management

	Class A Common Stock Beneficially Owned		Class C Common Stock Beneficially Owned		Class D Common Stock Beneficially Owned		Combined Voting Power
	#	%	#	%	#	%	%
Parthenon Stockholders
PCP Managers, L.P.	471,518	0.4%	3,388,886	2.8%	—	—%	1.4%
Parthenon Investors III, L.P.	—	—%	—		86,690,107	89.3%	36.0%
PCap Partners III, LLC	1,843,791	1.7%	—		2,884,583	3.0%	1.4%
Parthenon Investors IV, L.P.	—	—%	—		7,207,594	7.4%	3.0%
PCP Partners IV, L.P.	156,209	0.1%	—		244,387	0.3%	0.1%
Parthenon Capital Partners Fund, L.P.	1,657,560	1.5%			—	—%	0.1%
Parthenon Capital Partners Fund II, L.P.	137,853	0.1%	—		—	—%	—%
Total Parthenon	4,266,931	3.9%	3,388,886	2.8%	97,026,671	100.0%	42.0%
Also includes 30,194 shares of Class A Common Stock issuable upon vesting of RSUs within sixty (60) days of the Record Date, held in the name of PCP Managers GP, LLC for the benefit of PCP Managers, L.P.
PCP Managers GP, LLC is the general partner of PCP Managers, L.P., a registered investment adviser under the Investment Advisers Act of 1940, as amended. PCP Managers, L.P. is the managing member of PCap Partners III, LLC, which is the general partner of Parthenon Investors III, L.P. PCP Managers, L.P. is also the general partner of PCP Partners IV, L.P., which is the general partner of Parthenon Investors IV, L.P. PCP Managers, L.P. is also the general partner of Parthenon Capital Partners Fund, L.P. and Parthenon Capital Partners Fund II, L.P. David Ament, Brian Golson and William Kessinger are the managing members of PCP Managers GP, LLC. In addition, Mr. Golson serves as a Co-CEO and a Managing Partner at Parthenon Capital, an affiliate of each of the Parthenon Stockholders and Andrew Dodson serves as Managing Partner at Parthenon Capital. Mr. Golson and Mr. Dodson serve as directors of the Company in their capacity as representatives of the Parthenon Stockholders. Each of the above listed persons may be deemed to beneficially own the securities owned of record by the Parthenon Stockholders and PCP Managers, L.P. However, each expressly disclaims beneficial ownership of such securities, except to the extent of his or its pecuniary interest therein. The address for the foregoing persons is c/o Parthenon Capital Partners, Four Embarcadero Center, Suite 3610, San Francisco, California 94111.
(4)This information is as of September 30, 2024, based on information provided in a Schedule 13G/A filed on November 12, 2024. The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to none of the reported shares, sole investment power with respect to 5,767,500 of the reported shares, and shared investment power with respect to 31,697 of the reported shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
Vanguard provides investment management services to our Company’s 401(k) Plan, which plan offers Vanguard investments in its investment choices. Fees paid for investment management of these funds are incorporated into the fund net asset value (NAV) on a daily basis and fully disclosed as an expense ratio for the funds. As a result, these fees are paid by participants in our Company’s 401(k) Plan and are not paid by our Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees paid are reviewed by the fiduciaries of the 401(k) Plan and are determined to be reasonable for the services provided.
Our Company and our affiliates may engage in ordinary course trading; arrangements relating to the placement of investment funds of our Company or our affiliates; or other transactions or arrangements with The Vanguard Group and its affiliates and related entities. These transactions occur on arm’s-length bases and contain customary terms and conditions.
(5)This information is as of September 30, 2024, based on information provided in a Schedule 13G/A filed on November 13, 2024. Cannell Capital LLC and J. Carlo Cannell, managing member of Cannell Capital LLC, have sole voting power with respect to none of the reported shares, shared voting power with respect to 4,965,301 of the reported shares, sole dispositive power with respect to none of the reported shares, and shared dispositive power with respect to 4,965,301 of the reported shares. The address for Cannell Capital LLC and J. Carlo Cannell is 245 Meriwether Circle, Alta, WY 83414.
(6)Includes shares of Class A Common Stock issuable upon vesting of RSUs within sixty (60) days of the Record Date, held by: Mr. Hayes - 117,021, Mr. Lee - 15,097, Ms. Lepore - 15,097, Mr. Martell - 562,056, Mr. Ozonian - 15,097, Ms. Patenaude - 15,097, Mr. Walsh - 70,921, and all other executive officers - 244,678.
(7)Includes shares of Class A Common Stock issuable upon the exercise of stock options that have already vested for: Mr. Hayes - 125,000, Mr. Martell - 500,000, Mr. Walsh - 2,000,000, and all other executive officers - 2,000,000. Also includes for Mr. Martell 250,000 stock options that vest within sixty (60) days of the record date.
(8)Mr. Hsieh’s holdings consist of (i) 10,262,783 shares of Class A common stock, including 15,097 RSUs that vest within sixty (60) days of the record date (ii) 3,114,521 shares of Class C common stock held by The JLSSAA Family Trust, (iii) 4,310,497 shares of Class C common stock held by JLSA, LLC, (iv) 35,845,633 shares of Class C common stock held by Trilogy Mortgage Holdings, Inc., (v) 68,530,250 shares of Class C common stock held by TMI 6, (vi) 6,485,791 shares of Class C common stock held by TMI 7 and (vii)

39

Stock Ownership Information of Certain Beneficial Owners and Management
465,096 shares of Class C common stock held by TMI 8. Mr. Hsieh is deemed to have beneficial ownership and voting and investment power over all of these securities. Mr. Hsieh only holds a pecuniary interest in 66,404,880 of the Class C shares held by TMI 6.
(9)Except for affiliates of Mr. Hsieh, shares of Class C common stock held for the benefit of certain executive officers and directors are done so through intermediate holding entities, TMI 6, TMI 7, and TMI 8. The Trilogy Entities are controlled and managed by Mr. Hsieh, who holds a pecuniary interest in TMI 6 only. Mr. Hsieh has voting power for the shares held by the Trilogy Entities in his role as manager of each Trilogy Entity.
(10)Includes shares of Class A common stock that the following individuals have a right to acquire within 60 days of the record date by directing the conversion of shares of Class C common stock (together with the surrender of an equal number of Holdco Units) in exchange for an equal number of our Class A common stock, subject to Board approval: Ms. Lepore – 147,130, Mr. Walsh – 124,191, and other executive officers totaling 1,598,390. See also footnotes 2 and 9 above.
(11)Includes shares of Class A Common Stock issuable upon vesting of PSUs within sixty (60) days of the Record Date, held by: Mr. Martell - 624,114.
(12)In connection with Mr. Martell's resignation as a director and as President and Chief Executive Officer effective as of the Annual Meeting, his outstanding equity awards will be forfeited, accelerated, vested or otherwise handled as provided in the Martell Agreement and the Transition Agreement.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires loanDepot’s directors, certain officers and persons who own more than 10% of a registered class of loanDepot’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC.

To our knowledge, based solely on our review of Forms 3, 4 and 5 filed with the SEC or written representations that no Form 5 was required, during the year ended December 31, 2024, we believe that our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act, except for one Form 4 for Mr. Walsh reporting three related transactions that was reported late due to an administrative error in associating the transactions with him.

40

Related Party Transactions
Policies and Procedures
We have adopted a written policy and procedures regarding related person transactions whereby our Audit Committee is generally responsible for reviewing and approving transactions involving amounts in excess of $120,000 between us or any of our subsidiaries and any related person (defined to include our executive officers, directors or director nominees, any greater than 5% beneficial owner of our common stock, and any immediate family member of any of the foregoing persons) in which one or more of such related persons has a direct or indirect material interest. If the proposed transaction involves less than $1,000,000, then the chair of the Audit Committee may approve the transaction. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or approval of the transaction. In determining whether to approve or ratify any such transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Certain transactions, including compensatory arrangements reported in this proxy statement for our named executive officers and directors of our Company, are deemed to be pre-approved by the Audit Committee under the terms of the policy. In cases where the potential transaction would involve the executive officer, director, large stockholder or any of their immediate family members only in an indirect fashion, the policy does not apply where such indirect interest results solely from ownership of less than 10% of, or being a director of, the entity entering into the transaction with our Company.

In addition, our general code of ethics requires that all of our employees and directors inform the Company of any material transaction or relationship that comes to their attention that could reasonably be expected to create a conflict of interest.
Other than the transactions described below, we are not aware of any other related party transactions that require disclosure under the SEC rules since the beginning of our last two completed fiscal years.
Reorganization Transactions
Prior to the IPO, we completed a reorganization by changing our equity structure to create a single class of equity units in LD Holdings (the “Reorganization Transactions”). Prior to the Reorganization Transactions, our capital structure consisted of different classes of membership interests held by the members of LD Holdings (including the Trilogy Entities). The equity interests of LD Holdings were then equitably adjusted and exchanged for Holdco Units and LDI issued an equal number of Class C common stock to the holders of Holdco Units. The Continuing Members through their ownership of TMI Units have the right to cause the applicable Trilogy Entity to exchange on their behalf both one Holdco Unit and one share of Class B common stock or Class C common stock, as applicable, for cash or one LDI Class A Share at our election, subject to customary conversion rate adjustments for stock splits, stock dividends, and reclassifications. In addition, in connection with the IPO and the Reorganization Transactions, our private equity sponsor, Parthenon Capital Partners exchanged their equity interest in LD Holdings for shares of LDI’s Class D common stock.

41

Related Party Transactions
Registration Rights and Stockholders Agreements
We are party to a Registration Rights Agreement, dated February 16, 2021, under which we were required in 2024 and we may again be required to register the sale of shares of our Class A common stock held by the Hsieh Stockholders and the Parthenon Stockholders. The registration rights agreement also requires us under certain conditions to make available and keep effective shelf registration statements permitting sales of shares into the market from time to time over an extended period. In addition, the Hsieh Stockholders and the Parthenon Stockholders have the ability to exercise certain demand registration rights and/or piggyback registration rights in connection with registered offerings requested by any of such holders or initiated by us.

Additionally, we are party to a Stockholders Agreement, amended as of April 21, 2022, with the Hsieh Stockholders and the Parthenon Stockholders (and their respective permitted transferees thereunder party thereto from time to time). Pursuant to the Stockholders Agreement, the Parthenon Stockholders have (i) the right to designate two nominees for election to the Board so long as such group owns at least 15% of the total voting power of our common stock, and (ii) otherwise one nominee for election to the Board so long as such group owns at least 5% of the total voting power of our common stock. Additionally, the Hsieh Stockholders, have (i) the right to designate two nominees for election to the Board so long as such group owns at least 5% of the total voting power of our common stock, and (ii) upon the Parthenon Stockholders’ ceasing to own more than 15% of the total voting power of our common stock, the Hsieh Stockholders shall have the right to designate an additional nominee to the Board so long as (a) such nominee is independent under the NYSE listing standards and (b) the Hsieh Stockholders own greater than 25% of the total voting power of our common stock. The Hsieh Stockholders and the Parthenon Stockholders each additionally agreed to take all necessary action (to the extent such actions are permitted by applicable law and, in the case of any action by the Company that requires a vote or other action on the part of the Board, to the extent such action is consistent with the fiduciary duties that the Company’s directors have in such capacity), including voting their respective shares of common stock, to cause the election of the directors nominated by such other group in accordance with the terms of the Stockholders Agreement, and will each be entitled to propose the replacement for any of its Board designees whose Board service ceases for any reason; provided such person is qualified to serve in such capacity, as determined by the Board in its reasonable discretion. Subject to having the right to designate at least one director for nomination under the Stockholders Agreement and subject to applicable laws and stock exchange regulations, the Hsieh Stockholders have certain designation rights with respect to the Compensation Committee and the Nominating and Corporate Governance Committee, and the Parthenon Stockholders have certain designation rights with respect to any mergers and acquisition, capital markets or similar committee. The Stockholders Agreement also provides that, as long as the Hsieh Stockholders have the right to designate at least one director for nomination under the Stockholders Agreement, the Company and stockholders will take necessary action (as described above) that Mr. Hsieh shall be the Chairman of the Board and a Class III director, and there shall be no lead independent director without the prior written approval of the Hsieh Stockholders. Pursuant to the Stockholders Agreement, the Company also agreed to provide the Hsieh Stockholders with certain preemptive rights on the issuance of additional common stock, or other equity securities of the Company convertible into, exercisable for or exchangeable into common stock, subject to certain exceptions.
Hsieh Settlement and Cooperation Agreement
We are party to an Amended and Restated Settlement and Cooperation agreement, effective as of March 6, 2025 (the “A&R Cooperation Agreement”), with the Hsieh Stockholders. The A&R

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Related Party Transactions
Cooperation Agreement amends and restates the settlement and cooperation agreement between the Company and the Hsieh Stockholders previously entered into on April 4, 2023. Pursuant to the terms of the A&R Cooperation Agreement, the Hsieh Stockholders had generally agreed to reinstate and extend the previously expired customary standstill, voting and other obligations with respect to the election or removal of directors until the date that is 30 days prior to the deadline for stockholder nominations for director elections for the Company’s 2026 annual meeting of stockholders. In addition, the A&R Cooperation Agreement memorializes the Board’s (i) approval of Dawn Lepore and John Lee as the Company’s Class I nominees to stand for re-election at this Annual Meeting; and (ii) appointment of Nikul Patel as an advisor to the Board and the executive team, effective as of such date as agreed upon between the Board and Mr. Patel and with such compensation as approved by the Board. As a result, Frank Martell’s term as a Class I director expires at this Annual Meeting, at which time he shall step down from the Board, and the size of the Board will be decreased from eight to seven directors as of such time.
Tax Receivable Agreement
The members of LD Holdings (excluding LD Investment Holdings, Inc.) prior to our IPO (the “Continuing Members”) may from time to time (subject to the terms of the Holdings LLC Agreement regarding exchange rights) exchange an equal number of Holdco Units and shares of Class B and Class C common stock for cash or for shares of Class A common stock of loanDepot, Inc. on a one-for-one basis, at our election. LD Holdings (and each of its subsidiaries classified as a partnership for federal income tax purposes) made an election under Section 754 of the Code effective for the 2021 taxable year and each subsequent taxable year in which an exchange of Holdco Units and shares of Class B and Class C common stock for shares of Class A common stock occurs. Our purchase of Holdco Units, in connection with our initial public offering, from certain owners of Holdco Units (the “Exchanging Members”) and the exchanges of Holdco Units and shares of Class B and Class C common stock for shares of Class A common stock are expected to result, with respect to loanDepot, Inc., in increases in the tax basis of the assets of LD Holdings that otherwise would not have been available. These increases in tax basis may reduce the amount of tax that loanDepot, Inc. would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets.
We are party to a tax receivable agreement with the Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing Members, as part of the consideration received by such Continuing Members in exchange for the sale of Holdco Units to loanDepot, Inc., that will provide for the payment from time to time by loanDepot, Inc. to such parties or their permitted assignees of 85% of the amount of the tax benefits, if any, that loanDepot, Inc. realizes or under certain circumstances (such as a change of control) is deemed to realize as a result of (i) the aforementioned increases in tax basis, (ii) any incremental tax basis adjustments attributable to payments made pursuant to the tax receivable agreement and (iii) any deemed interest deductions arising from payments made by us under the tax receivable agreement. These payment obligations are obligations of loanDepot, Inc. and not of LD Holdings. For purposes of the tax receivable agreement, subject to certain exceptions noted below, the benefit deemed realized by loanDepot, Inc. generally will be computed by comparing the actual income tax liability of loanDepot, Inc. (calculated with certain assumptions) to the amount of such taxes that loanDepot, Inc. would have been required to pay had there been no increase to the tax basis of the assets of LD Holdings as a result of our purchase of Holdco Units from the Exchanging Members in connection with our initial public offering and the exchanges of Holdco Units and had loanDepot, Inc. not derived any tax benefits in respect of payments made under the tax receivable agreement. The term of the tax receivable agreement will

43

Related Party Transactions
continue until all such tax benefits have been utilized or deemed utilized or expired, unless we materially breach any of our material obligations under the agreement, elect an early termination of the agreement or undergo a change of control. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:
•the timing of any subsequent exchanges of Holdco Units – for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of LD Holdings at the time of each exchange;
•the price of shares of our Class A common stock at or around the time of the exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of LD Holdings is affected by the price of shares of our Class A common stock at the time of the exchange;
•the extent to which such exchanges are taxable – if an exchange is not taxable for any reason, increased deductions will not be available;
•the amount and timing of our income – loanDepot, Inc. generally will be required to pay 85% of the deemed benefits as and when deemed realized; and
•the allocation of basis increases among the assets of LD Holdings and certain tax elections affecting depreciation.

Assuming no material changes in the relevant tax law and that we earn sufficient taxable income to realize all tax benefits that are subject to the tax receivable agreement, we expect that the tax savings associated with the purchase of Holdco Units from the Exchanging Members in connection with future exchanges of Holdco Units and Class B or C Common Stock as described above would aggregate to approximately $256 million over the 15 years ending on December 31, 2039 assuming that all future exchanges of Holdco Units occurred on December 31, 2024, based on the Class A Common stock price on that date. Under such scenario, we would be required to pay to the Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing LLC Members or their permitted assignees approximately 85% of such amount, or approximately $217.6 million, over the 15 years ending on December 31, 2039. The Company paid $2.6 million for the 2022 calendar year, of which $1.2 million was paid to Mr. Hsieh and $1.4 million was paid to the Parthenon Stockholders, and there have been no additional tax receivable agreement benefit payments made to date. We note, however, that the analysis set forth above assumes no material changes in the relevant tax law. We are not able to predict the specific effect of such future tax legislation on this analysis.
If LD Holdings does not have taxable income, loanDepot, Inc. generally is not required to make payments under the tax receivable agreement for that taxable year because no benefit actually will have been realized. Nevertheless, any tax benefits that do not result in realized benefits in a given tax year likely will generate tax attributes that may be utilized to generate benefits in previous or future tax years and the utilization of such tax attributes will result in payments under the tax receivable agreement. We expect that the payments that we may make under the tax receivable agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, (a) the payments under the tax receivable agreement exceeded the actual benefits we realize in respect of the tax attributes subject to the tax receivable agreement and/or (b) distributions to loanDepot, Inc. by LD Holdings are not sufficient to permit loanDepot, Inc. to make payments under the tax receivable agreement after it has paid its taxes and other obligations. loanDepot, Inc.’s obligations pursuant to the tax receivable agreement will rank pari passu with its

44

Related Party Transactions
other general trade credit obligations. The payments under the tax receivable agreement are not conditioned upon any recipient’s continued ownership of us or LD Holdings. The Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing Members will receive payments under the tax receivable agreement until such time that they validly assign or otherwise transfer their rights to receive such payments.
The effects of the tax receivable agreement on our consolidated balance sheet upon purchase or exchange of Holdco Units are as follows:
•we will record an increase in deferred tax assets for the estimated income tax effects of the increase in the tax basis of the assets owned by loanDepot, Inc. based on enacted federal, state and local income tax rates at the date of the exchange or purchase. To the extent we estimate that we will not realize the full benefit represented by the deferred tax asset, based on an analysis of expected future earnings, we will reduce the deferred tax asset with a valuation allowance;
•we will record an increase in liabilities for 85% of the estimated realizable tax benefit resulting from (i) the increase in the tax basis of the purchased or exchanged interests as noted above and (ii) certain other tax benefits subject to the tax receivable agreement; and
•we will record an increase to additional paid-in capital in an amount equal to the difference between the increase in deferred tax assets and the increase in liability due to the Parthenon Stockholders and certain of the Continuing Members under the tax receivable agreement. The amounts to be recorded for both the deferred tax assets and the liability for our obligations under the tax receivable agreement have been estimated. All of the effects of changes in any of our estimates after the date of the exchange or purchase will be included in our net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.
Payments under the tax receivable agreement will be based on the tax reporting positions that we determine in accordance with the tax receivable agreement. Although we do not currently anticipate that the IRS would have a basis for a successful challenge with respect to a tax basis increase, we will not be reimbursed for any payments previously made under the tax receivable agreement if the IRS subsequently disallows part or all of the tax benefits that gave rise to such prior payments, although future payments under the tax receivable agreement will be reduced on account of such disallowances. As a result, in certain circumstances, payments could be made under the tax receivable agreement that are significantly in excess of the benefits that we actually realize in respect of (a) the increases in tax basis resulting from our purchases or exchanges of Holdco Units (b) any incremental tax basis adjustments attributable to payments made pursuant to the tax receivable agreement and (c) any deemed interest deductions arising from our payments under the tax receivable agreement. Decisions made by the Parthenon Stockholders and the Continuing Members in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that we are required to make under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase the Parthenon Stockholders’ and the Continuing Members’ tax liability without giving rise to any obligations to make payments under the tax receivable agreement. Payments generally are due under the tax receivable agreement within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of

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Related Party Transactions
LIBOR (or, in the absence of LIBOR, the Secured Overnight Financing Rate) plus 100 basis points from the due date (without extensions) of such tax return.
Additionally the tax receivable agreement provides that (1) in the event that we materially breach any of our material obligations under the agreement, whether as a result of failure to make any payment, failure to honor any other material obligation required thereunder or by operation of law as a result of the rejection of the agreements in a bankruptcy or otherwise, (2) if, at any time, we elect an early termination of the agreement, or (3) upon a change of control of the Company, our (or our successor’s) obligations under the agreements (with respect to all Holdco Units, whether or not such units have been exchanged or acquired before or after such election) would accelerate and become payable in a lump sum amount equal to the present value of the anticipated future tax benefits calculated based on certain assumptions. These assumptions will include the assumptions that (i) we (or our successor) will have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits subject to the tax receivable agreement, (ii) we (or our successor) will utilize any loss carryovers generated by the increased tax deductions as quickly as allowable by law, and (iii) LD Holdings and its subsidiaries will sell certain nonamortizable assets (and realize certain related tax benefits) no later than a specified date. As a result of the foregoing, if we materially breach a material obligation under the agreement, experience a change of control, or if we elect to terminate the agreement early, we would be required to make an immediate lump sum payment equal to the present value of the anticipated future tax savings, which payment may be made significantly in advance of the actual realization of such future tax savings. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our liquidity. There can be no assurance that we will be able to fund or finance our obligations under the tax receivable agreement.
Additionally, the obligation to make tax receivable payments based on these assumptions upon a change of control may deter potential acquirers, which could negatively affect our stockholders’ potential returns.
Limited Liability Company Agreement of LD Holdings
loanDepot, Inc. holds a significant equity interest in LD Holdings and is entitled to appoint the board of managers of LD Holdings, subject to the Stockholders Agreement. Accordingly, loanDepot, Inc. operates and controls all of the business and affairs of LD Holdings and, through LD Holdings and its operating entity subsidiaries, conducts our business.
The LD Holdings LLC Agreement provides for Holdco Units. Under the Holdings LLC Agreement, the board of managers of LD Holdings has the right to determine when distributions (other than tax distributions) will be made to unitholders of LD Holdings and the amount of any such distributions. If a distribution with respect to Holdco Units is authorized, such distribution will be made to the holders of Holdco Units pro rata based on their holdings of Holdco Units.
The holders of Holdco Units, including loanDepot, Inc., will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of LD Holdings. Net profits and net losses of LD Holdings will generally be allocated to the holders of Holdco Units (including loanDepot, Inc.) pro rata in accordance with their respective share of the net profits and net losses of LD Holdings. The Holdings LLC Agreement will provide for cash distributions, which we refer to as “tax distributions,” based on certain assumptions, to the holders of Holdco Units (including loanDepot, Inc.) pro rata based on their Holdco Units. Generally, these tax distributions to holders of Holdco Units will be an amount equal to our estimate of the taxable income of LD Holdings, net of taxable losses, allocable per Holdco Unit multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation resident in

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Related Party Transactions
California (based on the character and source of the taxable income actually recognized). However, because tax distributions will be determined based on the holder of Holdco Units who is allocated the largest amount of taxable income on a per unit basis, LD Holdings may be required to make tax distributions that, in the aggregate, may exceed the amount of taxes that LD Holdings would have paid if it were taxed on its net income at the assumed rate. Any distributions will be subject to available cash and applicable law.
In addition, in certain circumstances, to the extent that tax distributions made to loanDepot, Inc. exceed the actual tax liability to which loanDepot, Inc. is subject from time to time, such “excess” tax distributions will be contributed to and used by LD Holdings and its operating entity subsidiaries for working capital, liquidity and other operating needs.
Under the Holdings LLC Agreement, the Continuing Members (or certain permitted transferees thereof) will have the right, subject to the terms of the Holdings LLC Agreement, to exchange their Holdco Units (together with a corresponding number of shares of Class B common stock or Class C common stock, as applicable) for cash or shares of our Class A common stock on a one-for-one basis (at our election), subject to customary conversion rate adjustments for stock splits, stock dividends, reclassifications and other similar transactions. The Holdings LLC Agreement will provide that as a general matter a Continuing LLC Member will not have the right to exchange Holdco Units if we determine that such exchange would be prohibited by law or regulation or would violate other agreements with us to which the Continuing LLC Member may be subject. We may impose additional restrictions on exchange that we determine to be necessary or advisable so that LD Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a Continuing LLC Member exchanges Holdco Units for shares of Class A common stock, the number of Holdco Units held by loanDepot, Inc. is correspondingly increased as it acquires the exchanged Holdco Units, and a corresponding number of shares of Class B common stock or Class C common stock, as applicable, are cancelled.
Blocker Tax Refund
In connection with the merger of a previous holding entity, LD Investment Holdings, Inc. (“Parthenon Blocker”), with loanDepot, Inc. as part of loanDepot’s reorganization concurrent with its initial public offering on February 11, 2021, the Company agreed to pay affiliates of Parthenon Capital, who owned the stock of Parthenon Blocker, certain tax refunds to Parthenon Blocker, which consist of excess federal and state income tax payments previously paid by Parthenon Blocker. The Company paid $3.3 million for the year ended December 31, 2023. The Company does not owe any additional refunds to Parthenon as all tax refunds were paid as of the year ended December 31, 2023.
Other Related Party Transactions
Steven Ozonian is the Chief Executive Officer of Williston Financial Group. During 2024, the Company made payments to WFG National Title Insurance Company, an affiliate of Williston Financial Group, of approximately $152,000 for property searches and data.

For information on other transactions involving The Vanguard Group or its affiliates and the Company or its employees, see the footnotes to the table in the section “Stock Ownership Information of Certain Beneficial Owners and Management” beginning on page 37.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although stockholder ratification of the appointment of EY is not required by law, we are submitting the appointment to our stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify the appointment of EY, the Audit Committee will reconsider the appointment. Even if stockholders ratify the appointment of EY, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of EY are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Selection and Oversight of External Auditor
The Audit Committee appoints, compensates, oversees, and manages loanDepot’s relationship with its independent registered public accounting firm, which reports directly to the Audit Committee.
EY has served as loanDepot’s independent registered public accounting firm since our inception in February 2021. In selecting loanDepot’s independent registered public accounting firm, the Audit Committee assesses the firm’s qualifications and performance; the quality and candor of their communications with the Audit Committee and the Company; their independence; their objectivity and professionalism; the benefits of audit firm or lead partner rotations; and the comprehensiveness of evaluations of internal controls. The Audit Committee considers the relative costs, benefits, challenges, and other potential impacts of selecting a different independent public accounting firm.
In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead audit partners, the Audit Committee requires a regular rotation of the lead audit partner at the Company’s independent auditor. The process for consideration and selection of loanDepot’s lead audit partner pursuant to this rotation policy involves a comprehensive review process in which management and the chair of the Audit Committee participate.
The Board of Directors recommends that you vote “FOR” the ratification of Ernst & Young LLP.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Principal Accounting Fees and Services
The following table shows the fees billed to loanDepot for services rendered by EY during the years ended December 31, 2024 and 2023.

	2024	2023
Audit fees	$3,241,880	$3,470,698
Audit-related fees	255,200	305,800
Tax Fees	1,009,962	1,751,938
Total	$4,507,042	$5,528,436
Audit Fees
Audit fees consist of fees billed to the Company and its consolidated subsidiaries by EY for the audits of the Company’s annual consolidated financial statements, reviews of the Company’s consolidated interim financial statements, and services that are normally provided by EY in connection with statutory and regulatory filings or engagements. The audit fees for the year ended December 31, 2023, include an additional $264,963 over the amounts reported in last year's proxy statement resulting from the reconciliation and allocation of services rendered in connection with the first quarter 2024 cybersecurity incident.
Audit-Related Fees
Audit-related fees consist of fees billed to the Company and its consolidated subsidiaries by EY for permissible advisory services related to the Company’s servicing and securitization transactions. The audit-related fees for the year ended December 31, 2023, include an additional $68,000 over the amounts reported in last year's proxy statement resulting from the reconciliation and allocation of services rendered in April 2024.
Tax Fees
Tax fees consist of fees billed to the Company and its consolidated subsidiaries by EY for professional services rendered by EY for corporate tax compliance, planning and advisory services. Tax compliance fees totaled $855,040 and $1,222,440 for 2024 and 2023, respectively. Tax planning and advisory fees totaled $154,922 and $529,498 for 2024 and 2023, respectively.
Audit Committee Pre-Approval
In accordance with its written charter, the Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee approved all of the fees above. In reviewing and approving audit and non-audit service fees, the Audit Committee considers several factors, including the scope and quality of work, as well as an assessment of the impact on auditor independence of non-audit fees and services. Throughout the fiscal year, the Audit Committee is given regular updates regarding audit related and non-audit related fees.

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Report of the Audit Committee of the Board
Our management is primarily responsible for loanDepot’s internal control and financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of loanDepot’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of loanDepot’s internal control over financial reporting. The Audit Committee monitors loanDepot’s financial reporting process and reports to the Board on its findings. In this context, the Audit Committee hereby reports as follows:
1.The Audit Committee has reviewed and discussed the audited financial statements with loanDepot’s management.
2.The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3.The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
4.Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in loanDepot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Steven Ozonian (Chair) Dawn Lepore Pamela Patenaude

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Proposal No. 3: Advisory Vote to Approve the Compensation of Our Named Executive Officers
Our Board and Compensation Committee are committed to executive compensation programs that align the interests of our executives with those of our long-term stockholders. We refer to this proposal as a “Say on Pay” proposal. As part of its process in determining executive compensation levels for 2024, the Compensation Committee has reviewed the results of last year’s Say on Pay proposal, in which approximately 98.7% of our Company’s shares present and entitled to vote approved, on an advisory basis, 2023 executive compensation. The stockholder support for the prior Say on Pay proposal reinforces the Compensation Committee’s belief that it should continue its practice of implementing and overseeing executive compensation programs that generally provide for compensation positioned at the median of market, with variations driven by key expertise, performance, in-demand skill sets, location, and other related factors; a close alignment between pay and performance; and a significant proportion of total pay weighted in incentive compensation that is aligned with long-term stockholder outcomes.
The Executive Compensation portion of this proxy statement contains information with respect to our compensation program for our named executive officers for fiscal 2024. We believe that we maintain a compensation program deserving of stockholder support. Accordingly, the Board recommends stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement.
As an advisory vote in accordance with Section 14A of the Exchange Act, this proposal is not binding on loanDepot, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding our named executive officers. We anticipate holding the next advisory vote to approve executive compensation of our named executive officers next year.
Recommendation of the Board
Our Board recommends a vote FOR the approval of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2024, as described in the compensation tables and narrative discussion accompanying such compensation table, in this Proxy Statement.”

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Proposal No. 4: Vote to Approve the Third Amendment to Our 2021 Omnibus Incentive Plan to Increase the Number of LDI Class A Shares Authorized for Issuance by 15,000,000 Shares
We are requesting that stockholders vote to approve the Third Amendment (the “Amendment”) to the 2021 Plan (as amended by the Second and Third Amendments, the “Amended Plan”)”), which was approved by the Board on February 12, 2025. Subject to stockholder approval, the Amendment increases the shares reserved for issuance under the 2021 Plan by 15,000,000 LDI Class A Shares (the “Share Increase”). The Share Increase represents approximately 14% of the total number of our LDI Class A Shares outstanding as of April 9, 2025.
The purpose of the Amended Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. A copy of the Amended Plan is attached to this Proxy Statement/Circular as Appendix A. If the Amended Plan is not approved by stockholders, the Company will continue to operate the 2021 Plan with the existing number of shares subject thereto, which we do not expect will be sufficient to meet the Company’s equity award needs in 2026. This could hinder our ability to provide market competitive compensation or require us to significantly increase our use of cash compensation in order to continue to attract and retain effective and valuable personnel.
Summary of the Amended Plan
The following is a brief summary of the Amended Plan. This summary is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Appendix A to this Proxy Statement. You are urged to read the text of the Amended Plan in its entirety.
Administration
The Amended Plan is administered by a committee determined by the Board, which is currently the Compensation Committee (such committee or the Board in the absence of such committee, the “Plan Administrator”). The Plan Administrator has authority to grant awards under the Amended Plan, determine the terms and conditions of awards and make all other determinations in connection with the administration of the Amended Plan.
Amended Plan Share Pool
The aggregate number of shares of LDI Class A Shares that may be issued under the Amended Plan will equal 58,597,820 shares (the “Share Pool”), which represents 16,250,000 shares initially reserved for issuance under the 2021 Plan, 729,045 shares added to the initial share pool on January 1, 2022, as a result of the evergreen provision under the 2021 Plan, 1,449,940 shares added to the initial share pool on January 1, 2023, as a result of the evergreen provision under the 2021 Plan, 10,168,835 shares authorized under the First Amendment to the 2021 Plan, 15,000,000 authorized

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Proposal No. 4: Vote to Approve the Third Amendment to Our 2021 Omnibus Incentive Plan
shares pursuant to the Second Amendment, and 15,000,000 newly authorized shares pursuant to this Amendment. The Share Pool under the Amended Plan will continue to be increased per the existing terms through the 2031 fiscal year by 2% of the total LDI Class A Shares outstanding on the last day of the immediately preceding fiscal year or a lesser amount determined by the Board.
In general, if awards under the Amended Plan are cancelled, settled in cash, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Amended Plan. With respect to stock appreciation rights and options, upon settlement, only the number of LDI Class A Shares actually delivered to a participant will count against the aggregate and individual share limitations. If any LDI Class A Shares are withheld to satisfy tax withholding obligations on an award issued under the Amended Plan, the number of such shares withheld will again be available for issuance under the Amended Plan.
Eligibility
Members of the Board, employees, and consultants of the Company and its affiliates are eligible to be selected by the Compensation Committee to participate in the Amended Plan. As of April 9, 2025, there were approximately 4,650 employees (including 9 executive officers), 6 non-employee directors, and approximately 1,200 consultants who would be eligible to participate in the Amended Plan if selected by the Compensation Committee.
Limit on Director Compensation
The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all types of awards granted under the Amended Plan to any individual non-employee director in any fiscal year (excluding any stock dividends payable in respect of outstanding awards), when combined with other compensation received for such year fiscal year in connection with service as a director, may not exceed $600,000 increased to $1,000,000 in the fiscal year of his or her initial service as a non-employee director.
Awards Under the Amended Plan
Stock Options
The Plan Administrator may grant nonqualified stock options to eligible individuals and incentive stock options, or ISOs, only to eligible employees. The Plan Administrator will determine the number of LDI Class A Shares subject to each option, the term of each option, which may not exceed ten years (or five years in the case of an ISO granted to a ten percent stockholder), the exercise price, the vesting schedule, if any, and the other material terms of each option. No ISO or nonqualified stock option may have an exercise price less than the fair market value of a LDI Class A Shares at the time of grant (or 110% of fair market value in the case of an ISO granted to a ten percent stockholder). Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Plan Administrator at grant and the exercisability of such options may be accelerated by the Plan Administrator.
Stock Appreciation Rights
The Plan Administrator may grant stock appreciation rights, or SARs, either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable (a tandem SAR) or independent of a stock option (a non-tandem SAR). A SAR is a right to receive a payment in

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Proposal No. 4: Vote to Approve the Third Amendment to Our 2021 Omnibus Incentive Plan
LDI Class A Shares or cash, as determined by the Plan Administrator, equal in value to the excess of the fair market value of one LDI Class A Share on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a tandem SAR and will be the fair market value of an LDI Class A Share on the date of grant in the case of a non-tandem SAR. The Plan Administrator may also grant limited SARs, either as tandem SARs or non-tandem SARs, which may become exercisable only upon the occurrence of a change in control, as defined in the Amended Plan, or such other event as the Plan Administrator may designate at the time of grant or thereafter.
Restricted Stock
The Plan Administrator may award shares of restricted stock. Except as otherwise provided by the Plan Administrator upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The payment of dividends, if any, will be deferred until the expiration of the applicable restriction period unless otherwise determined by the Plan Administrator at the time of the award.
Recipients of restricted stock are required to enter into a restricted stock agreement with us that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.
Other Stock-Based Awards
The Plan Administrator may, subject to limitations under applicable law, make a grant of such other stock-based awards, including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units under the Amended Plan that are payable in cash or denominated or payable in or valued by LDI Class A Shares or factors that influence the value of such shares. The Plan Administrator may determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals and/or a minimum vesting period.
LTIP Units
The Compensation Committee may, subject to the provisions of the LD Holdings LLC Agreement, grant awards of equity-based awards, valued by reference to LDI Class A Shares, consisting of Holdco Units in LD Holdings and an equal number of shares of Class B or Class C common stock of the Company (“LTIP Units”). LTIP Units may be subject to any vesting conditions as the Plan Administrator may decide, similar to any other more typical equity incentive programs, such as restricted stock. Holders of LTIP Units will have the right to exchange such units for LDI Class A Shares on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. Any LTIP Units exchanged under the exchange provisions described above will thereafter be owned by the Company, and any shares of Class B or Class C common stock of the Company exchanged will be cancelled. Each LTIP Unit awarded will be equivalent to an award of one LDI Class A Share for purposes of reducing the number of shares available under the Share Pool.

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Proposal No. 4: Vote to Approve the Third Amendment to Our 2021 Omnibus Incentive Plan
Other Cash-Based Awards
The Plan Administrator may grant awards payable in cash. Cash-based awards will be in such form, and dependent on such conditions, as the Plan Administrator will determine, including, without limitation, being subject to the satisfaction of vesting conditions or awarded purely as a bonus and not subject to restrictions or conditions. If a cash-based award is subject to vesting conditions, the Plan Administrator may accelerate the vesting of such award in its discretion.
Performance Awards
The Plan Administrator may grant a performance award to a participant payable upon the attainment of specific performance goals established by the Plan Administrator in its sole discretion. If the performance award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of restricted stock, based on the then current fair market value of such shares, as determined by the Plan Administrator. Based on service, performance and/or other factors or criteria, the Plan Administrator may, at or after grant, accelerate the vesting of all or any part of any performance award.
Change in Control
In connection with a change in control, as defined in the Amended Plan, the Plan Administrator may accelerate vesting of outstanding awards under the Amended Plan. In addition, such awards may be, in the discretion of the Plan Administrator, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of an LDI Class A Share paid in a change in control over the exercise price of the awards, or (iii) cancelled if the price of an LDI Class A Share paid in a change in control is less than the exercise price of the award. The Plan Administrator may also provide for accelerated vesting or lapse of restrictions of an award at any time.
Stockholder Rights
Except as otherwise provided in the applicable award agreement, and with respect to an award of restricted stock, a participant has no rights as a stockholder with respect to LDI Class A Shares covered by any award until the participant becomes the record holder of such shares.
Transferability
Awards granted under the Amended Plan generally are nontransferable, other than by will or the laws of descent and distribution, except that the Plan Administrator may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.
Recoupment of Awards
The Amended Plan provides that awards granted under the Amended Plan are subject to any recoupment policy that we may have in place or any obligation that we may have regarding the clawback of “incentive-based compensation” under the Exchange Act, or under any applicable rules and regulations promulgated by the SEC or NYSE.

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Proposal No. 4: Vote to Approve the Third Amendment to Our 2021 Omnibus Incentive Plan
Amendment and Termination
Notwithstanding any other provision of the Amended Plan, the Board may at any time amend any or all of the provisions of the Amended Plan, or suspend or terminate it entirely, retroactively or otherwise, subject to stockholder approval in certain instances; provided, however, that, unless otherwise required by law or specifically provided in the Amended Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant.
Effective Date and Term
The 2021 Plan was originally effective January 21, 2021, and this Amendment will be effective on June 4, 2025. No award will be granted under the Amended Plan on or after January 21, 2031. Any award outstanding under the Amended Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.
Awards Granted Under the 2021 Plan
No awards made under the 2021 Plan prior to the date of the Annual Meeting were granted subject to stockholder approval of the Amendment. The following table summarizes awards made to certain individuals and groups under the 2021 Plan as of the Record Date and is included in accordance with SEC regulations. No associates of any director, executive officer or director nominee have received any awards under the 2021 Plan.

	RSUs	PSUs (at Target)	NQSOs
	#	#	#
Frank Martell President and Chief Executive Officer	3,185,332	5,185,332	1,000,000
David Hayes Chief Financial Officer	1,542,403	1,342,402	250,000
Jeff Walsh President, LDI Mortgage	1,336,725	1,298,967	2,000,000
Anthony Hsieh Founder and Executive Chairman, Mortgage Operations	1,302,096	1,870,575	—
Jeff DerGurahian Chief Capital Markets Officer and Head Economist	1,493,562	1,098,048	2,000,000
Executive Officer Group	11,676,029	12,138,676	5,250,000
John Lee	351,734	—	—
Dawn Lepore	235,759	—	—
Non-Executive Director Group	1,416,363	—	—
Employee Group (other than executive officers)	17,926,610	657,552	100,000
Total	31,019,002	12,796,228	5,350,000
New Plan Benefits
The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Amended Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Plan Administrator. For information regarding the awards granted under the 2021 Plan to our named executive officers during 2024, see “Executive Compensation” above beginning on page 25.

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Proposal No. 4: Vote to Approve the Third Amendment to Our 2021 Omnibus Incentive Plan
U.S. Federal Income Tax Consequences
The following generally summarizes certain key United States federal income tax consequences with respect to participation in the Amended Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement/Circular. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal tax consequences. Eligible individuals also might be subject to state or local tax, including tax in jurisdictions outside the U.S., as a result of participating in the Amended Plan.
Laws Affecting Deferred Compensation
Section 409A of the Code regulates all types of deferred compensation. If the requirements of Section 409A of the Code apply and are not complied with, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20%.
Incentive Stock Options
A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.
The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of

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Proposal No. 4: Vote to Approve the Third Amendment to Our 2021 Omnibus Incentive Plan
ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.
Nonqualified Stock Options
A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
Restricted Stock
A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.
Stock Appreciation Rights
Generally, a participant who receives a non-tandem SAR will not recognize taxable income at the time the non-tandem SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in LDI Class A Shares, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.
LTIP Units
The tax consequences of the grant of LTIP Units may vary depending on the structure determined by the Plan Administrator at the time of grant. To the extent a participant who receives LTIP Units

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Proposal No. 4: Vote to Approve the Third Amendment to Our 2021 Omnibus Incentive Plan
recognizes ordinary income, the Company will generally receive a federal income tax deduction for such year in an amount equal to the ordinary income that the participant has recognized.
Other Awards
In the case of an award of performance awards, other stock-based awards and other cash-based awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any LDI Class A Shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.
Tax Consequences to the Company
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain compensation paid to certain covered employees in any year under Section 162(m) of the Code.
Registration with the SEC
If the Amendment is approved by our stockholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of LDI Class A Shares under the Amended Plan with the SEC pursuant to the Securities Act of 1933, as amended.
Recommendation of the Board
Our Board recommends a vote FOR the approval of the Third Amendment to the loanDepot, Inc. 2021 Omnibus Incentive Plan.

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Frequently Asked Questions
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders online at www.proxyvote.com, rather than mailing printed copies of our proxy materials. We believe that this process expedites stockholders’ receipt of these materials, lowers the costs of our Annual Meeting and helps to conserve natural resources. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive printed copies of the proxy materials unless you request them. Instead, the notice will contain instructions on how to access and review the proxy materials online, including this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2024, as well as the proxy card to vote online. If you would like printed copies of the proxy materials, please follow the instructions on the notice.
How can I participate in the Annual Meeting?
Our 2025 Annual Meeting will be a completely virtual meeting of stockholders via live webcast. You are entitled to participate in the Annual Meeting only if you were a loanDepot stockholder as of the close of business on April 9, 2025, or if you hold a valid proxy for the Annual Meeting. You will be able to participate in the Annual Meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LDI2025. You also will be able to vote your shares electronically at the Annual Meeting. To participate in the Annual Meeting, stockholders of record will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The meeting webcast will begin promptly at 9:00 a.m., Pacific Time, on June 4, 2025. Online access will begin at 8:45 a.m., Pacific Time, and we encourage you to access the meeting prior to the start time.
How can I submit questions prior to the meeting?
You can submit questions in advance of the Annual Meeting, and access copies of our proxy statement and annual report, by visiting www.proxyvote.com. Questions timely submitted that comply with our rules of conduct during the meeting will be answered, time permitting, however, loanDepot reserves the right to edit or reject questions it deems profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting will be included in our rules of conduct, which are available at www.virtualshareholdermeeting.com/LDI2025.
What if I need technical assistance?
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call our support team at the phone number listed on the login page located at www.virtualshareholdermeeting.com/LDI2025.

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Frequently Asked Questions
Voting Information
What items will be voted on at the Annual Meeting?
There are four (4) proposals to be voted on at the Annual Meeting:
1.To elect the two (2) Class I director nominees named in this proxy statement.
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
4.To approve the Third Amendment to our 2021 Omnibus Incentive Plan to increase the number of shares of LDI Class A Shares authorized for issuance thereunder by 15,000,000 LDI Class A Shares.
We do not anticipate any other matters will come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, the proxy holders appointed by the Board will have discretion to vote on those matters.
How does the Board recommend stockholders vote on the four (4) proposals?
The Board recommends:
1.that you vote FOR each of the nominees in Proposal 1;
2.that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting form for the fiscal year ending December 31, 2025;
3.that you vote FOR the approval, on a non-binding, advisory basis, the compensation of our named executive officers; and
4.that you vote FOR the approval of the Third Amendment to our 2021 Omnibus Incentive Plan.
Who is entitled to vote and how many shares can I vote?
Each holder of common shares of loanDepot issued and outstanding as of the close of business on April 9, 2025, the record date for the Annual Meeting, is entitled to vote on all items being voted upon at the Annual Meeting as follows: (i) holders of LDI Class A Shares are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally; (ii) holders of shares of our Class C common stock are entitled to five votes for each share held of record on all matters on which stockholders are entitled to vote generally; and (iii) holders of shares of our Class D common stock are entitled to five votes for each share held of record on all matters on which stockholders are entitled to vote generally, all voting together as a single class. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the registered stockholder, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee. On the record date, loanDepot, Inc. had approximately (i) 109,363,285 shares of Class A common stock issued and outstanding; (ii) 122,140,674 shares of Class C common stock issued and outstanding; and (iii) 97,026,671 shares of Class D common stock issued and outstanding. We have no shares of Class B common stock issued and outstanding.

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Frequently Asked Questions
How can I vote my shares during the Annual Meeting?
This year’s Annual Meeting will again be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LDI2025. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. Shares held in your name as the registered stockholder may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner, but not the registered stockholder, also may be voted electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting. Specifically, if your voting instruction form indicates that you may vote those shares through the www.virtualshareholdermeeting.com/LDI2025 website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, if you own your shares beneficially (i.e., in street name), you should contact your bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.
How can I vote my shares without participating in the Annual Meeting?
Whether you hold shares directly as the registered stockholder of record or through a broker, trustee, or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the Annual Meeting. Beneficial owners should check their voting instruction form for how to vote in advance of the Annual Meeting. For registered stockholders of record, there are three ways to vote by proxy:
•By Internet—Stockholders who have received a paper copy of a proxy card by mail may submit proxies over the Internet by following the instructions on the proxy card.
•By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903.
•By Mail—Stockholders who have received a paper copy of a proxy card by mail may submit proxies by completing, signing, and dating their proxy card and mailing it in the accompanying pre-addressed envelope.
Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instructions form by mail may vote via Internet or by phone by calling the number or going to the website specified in the voting instructions form provided by their broker, trustee, or nominee. Those stockholders should check the instructions for telephone voting availability.
What is the deadline for voting my shares?
If you hold shares as the registered stockholder of record, your vote by proxy must be received before the Annual Meeting or you can vote at the Annual Meeting. If you are the beneficial owner of shares held through a broker, trustee, or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

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Frequently Asked Questions
May I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote during the Annual Meeting.
If you are the registered stockholder of record, you may change your vote by:
•granting a new, validly executed proxy bearing a later date (which automatically revokes the earlier proxy);
•providing a written notice of revocation to the Corporate Secretary at the address below in “–How may I obtain a copy of loanDepot’s 2024 Form 10-K and other financial information?” prior to your shares being voted; or
•voting your shares electronically during the Annual Meeting. Participation in the Annual Meeting alone will not cause your previously granted proxy to be revoked unless you specifically make that request by voting at the Annual Meeting.
For shares you hold beneficially in the name of a broker, trustee, or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by participating in the meeting and electronically voting your shares during the Annual Meeting.
Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within loanDepot or to third parties, except:
(1)as necessary to meet applicable legal requirements;
(2)to allow for the tabulation of votes and certification of the vote; and
(3)to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.
How are votes counted, and what effect do abstentions and broker non-votes (as defined below) have on the proposals?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” for any of the proposals (other than election of directors for which you can vote “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT”). For the election of directors, each director must be elected by a plurality of the votes cast. This means that the two nominees receiving the largest number of “for” votes will be elected as directors. We do not have cumulative voting. Votes “withheld” will not have any impact on election of directors.

Approval of proposals 2, 3 and 4 requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, and entitled to vote on the proposal. If you elect to abstain, the abstention will be counted as votes against Proposals 2, 3 and 4.

Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker is able to vote on at least one matter but not on all matters, it will result in

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Frequently Asked Questions
a “broker non-vote” for the matters on which the broker cannot vote. Broker non-votes, if any, will not impact the vote for any of the proposals (and we expect there to be no broker non-votes in respect of Proposal 2).
Annual Meeting Information
How many shares must be present or represented to conduct business at the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding shares of loanDepot common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in “How are votes counted, and what effect do abstentions and broker non-votes (as defined below) have on the proposals?” are counted for the purpose of establishing a quorum at the Annual Meeting.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holder, Gregory Smallwood and Greg Smith, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.
Who will serve as Inspector of Election?
The Inspector of Election will be a representative from Broadridge.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
Who will bear the cost of soliciting votes for the Annual Meeting?
loanDepot is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy and solicitation materials to stockholders.
I share an address with another stockholder, how do we change the number of proxy materials we receive?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any

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Frequently Asked Questions
stockholder at the shared address to which a single copy of these documents were delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your Broker if your shares are held in a brokerage account or you may notify Broadridge if you hold registered shares. Registered stockholders may notify Broadridge Financial Solutions, Inc. at the above telephone number.
How may I obtain a copy of loanDepot’s 2024 Form 10-K and other financial information?
Stockholders can access the proxy statement and 2024 Annual Report on Form 10-K, on loanDepot’s Investor Relations website at: https://investors.loandepot.com/financials/Annual-Report-and-Proxy. We will promptly send a copy of these documents to you without charge upon request by mail to Corporate Secretary, loanDepot, 6561 Irvine Center Dr., Irvine, CA 92618, or by calling (949) 822-4074.
Stockholder Proposals, Director Nominations and Related Bylaw Provisions
What is the deadline to propose actions (other than director nominations) for consideration at next year’s annual meeting of stockholders?
You may submit proposals (other than director nominations) for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the Annual Meeting next year under Rule 14a-8 under the Exchange Act, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on December 24, 2025. Such proposals also must comply with Rule 14a-8 requirements and regulations. Proposals should be addressed to: Corporate Secretary, loanDepot, 6561 Irvine Center Drive, Irvine, California, 92618.
For a stockholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:
•not earlier than the close of business on February 4, 2026; and
•not later than the close of business on March 6, 2026.
If the date of the stockholder meeting is moved more than 30 days before or 70 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:
•90 days prior to the meeting; and
•10 days after public announcement of the meeting date. Deadlines for the nomination of director candidates are discussed in “– How may I nominate individuals to serve as directors and what are the deadlines for director nominations?” below.

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Frequently Asked Questions
For these purposes, “close of business” means 5:00 p.m. local time at the Company’s principal executive offices, and if an applicable deadline falls on the “close of business” on a day that is not a business day, then the applicable deadline shall be deemed to be the close of business on the immediately preceding business day. “Business day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.
How may I nominate individuals to serve as directors and what are the deadlines for director nominations?
Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting. To nominate a director for consideration at an annual meeting, a nominating stockholder must provide the information required by our Bylaws (including information required under Rule 14a-19 under the Exchange Act) and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet the qualifications required by our Bylaws. To nominate a director for consideration at next year’s annual meeting, in general the notice must be received by the Corporate Secretary between the close of business (as specified above) on February 4, 2026 and the close of business on March 6, 2026, unless the annual meeting is moved by more than 30 days before or 70 days after the anniversary of the prior year’s annual meeting, in which case the deadline will be as described in “– What is the deadline to propose actions (other than director nominations) for consideration at next year’s annual meeting of stockholders?” above.

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Appendix A
LOANDEPOT, INC.
2021 OMNIBUS INCENTIVE PLAN
(as amended by the First, ~~Amendment and~~ Second, and Third Amendments thereto)
ARTICLE I
PURPOSE
The purpose of this loanDepot, Inc. 2021 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XVI.
ARTICLE II
DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
2.1  “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.
2.2  “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award, Other Cash-Based Award or LTIP Units. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.
2.3  “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.
2.4  “Board” means the Board of Directors of the Company.
2.5  “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, failure to adhere to written policies of the Company or any Affiliate, refusal to perform the Participant’s duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate or indictment for, or conviction of (including a guilty

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plea or plea of nolo contendere), a felony or misdemeanor involving moral turpitude, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.6  “Change in Control” has the meaning set forth in Section 12.2.
2.7  “Change in Control Price” has the meaning set forth in Section 12.1.
2.8  “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any regulation of U.S. Department of Treasury promulgated thereunder (the “Treasury Regulation”).
2.9  “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.
2.10  “Common Stock” means the Class A common stock, $0.001 par value per share, of the Company.
2.11  “Company” means loanDepot, Inc., a Delaware corporation, and its successors by operation of law.
2.12  “Consultant” means any Person who is an advisor or consultant to the Company or its Affiliates.
2.13  “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.14  “Effective Date” means the effective date of the Plan as defined in Article XVI.
2.15  “Eligible Employees” means each employee of the Company or an Affiliate.
2.16  “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.
2.17  “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.18  “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, closing sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into

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account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
2.19  “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.
2.20  “Holdings” means LD Holdings Group, LLC.
2.21  “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.22  “Incumbent Director” has the meaning set forth in Section 12.2(c).
2.23  “LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of LD Holdings Group, LLC, as may be amended and/or restated from time to time.
2.24  “Lead Underwriter” has the meaning set forth in Section 15.19.
2.25  “Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.
2.26  “Lock-Up Period” has the meaning set forth in Section 15.19.
2.27  “LTIP Units” shall mean common units in Holdings issued under the LLC Agreement.
2.28  “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.
2.29  “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.
2.30  “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.
2.31  “Other Cash-Based Award” means an Award granted pursuant to Section 11.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.32  “Other Stock-Based Award” means an Award under Article XI of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.
2.33  “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.34  “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.
2.35  “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.
2.36  “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more performance goals established by the Committee in its sole discretion.

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2.37  “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.38  “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.
2.39  “Plan” means this loanDepot, Inc. 2021 Omnibus Incentive Plan, as amended from time to time.
2.40  “Proceeding” has the meaning set forth in Section 15.8.
2.41  “Reference Stock Option” has the meaning set forth in Section 7.1.
2.42  “Registration Date” means the date on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.
2.43  “Reorganization” has the meaning set forth in Section 4.2(b)(ii).
2.44  “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.
2.45  “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.
2.46  “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.47  “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulations and other official guidance thereunder.
2.48  “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.49  “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.
2.50  “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.
2.51  “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.52  “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Stock Option or Stock Appreciation Right.
2.53  “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof).

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2.54  “Ten Percent Stockholder” means a Person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
2.55  “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.56  “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.
2.57  “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
2.58  “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.
2.59  “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

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ARTICLE III
ADMINISTRATION
3.1  The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any securities exchange or automated quotation system on which shares of Common Stock are listed, quoted or traded. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
3.2  Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Performance Awards; (v) Other Stock-Based Awards; (vi) Other Cash-Based Awards; and (v) LTIP Units. In particular, the Committee shall have the authority:
(a)to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;
(b)to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
(c)to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(d)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e)to determine the amount of cash to be covered by each Award granted hereunder;
(f)to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;
(g)to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);
(h)to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
(i)to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;
(j)to modify, extend or renew an Award, subject to Article XIII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and
(k)solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.
3.3  Guidelines. Subject to Article XIII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all

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acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4  Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5  Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6  Designation of Consultants/Liability.
(a)The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee. In the event of any designation of authority hereunder, subject to applicable law, applicable stock exchange rules and any limitations imposed by the Committee in connection with such designation, such designee or designees shall have the power and authority to take such actions, exercise such powers and make such determinations that are otherwise specifically designated to the Committee hereunder.
(b)The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any Person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

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3.7  Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such Person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.
ARTICLE IV
SHARE LIMITATION
4.1  Shares.
(a)The aggregate number of shares of Common Stock with respect to which Awards may be granted under the Plan shall initially be equal to 58,597,820~~43,597,820~~ shares (subject to adjustment pursuant to Section 4.2), which amount shall be increased on the first day of each fiscal year during the term of the Plan commencing with the 2022 fiscal year by (i) 2% of the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (ii) a lesser amount determined by the Board. The shares of Common Stock with respect to which awards may be granted under the Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 58,597,820~~43,597,820~~ shares. With respect to Stock Appreciation Rights and Options settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant shall count against the aggregate and individual share limitations set forth under Sections 4.1(b) and 4.1(b). If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If any shares of Common Stock are withheld to satisfy tax withholding obligations on an Award issued under the Plan, the number of shares of Common Stock withheld shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

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(b)The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted under the Plan to any individual Non-Employee Director in any fiscal year of the Company (excluding any stock dividends payable in respect of outstanding Awards), when combined with other compensation received for such year in connection with service as a director, shall not exceed $600,000 increased to $1,000,000 in the fiscal year of his or her initial service as a Non-Employee Director.
(c)In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Committee may grant Substitute Awards. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares of Common Stock shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.
4.2  Changes.
(a)The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board, the Committee or the stockholders of the Company to make or authorize
(i)any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
(b)Subject to the provisions of Section 12.1:
(i)If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Common Stock into a greater number of shares of Common Stock, or combines (by reverse split, combination or otherwise) its outstanding Common Stock into a lesser number of shares of Common Stock, then the respective exercise prices for outstanding Awards that provide for a Participant elected exercise and the number of shares of Common Stock covered by outstanding Awards shall be appropriately adjusted by the Committee (as the Committee determines in its sole discretion) to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(ii)Excepting transactions covered by Section 4.2(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event

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in such a manner that the Company’s outstanding shares of Common Stock are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the provisions of Section 12.1, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the purchase price thereof, shall be appropriately adjusted by the Committee (as the Committee determines in its sole discretion) to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iii)If there shall occur any change in the capital structure of the Company other than those covered by Section 4.2(b)(i) or 4.2(b)(ii), including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall appropriately adjust any Award and/or make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan, as the Committee determines in its sole discretion.
(iv)Any such adjustment determined by the Committee pursuant to this Section 4.2(b) shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.2(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.2.
(v)Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or this Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise or payment by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half, provided, that, any shares of Common Stock underlying Stock Options or Stock Appreciation Rights shall be rounded down. No cash settlements shall be required with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
4.3  Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.
ARTICLE V
ELIGIBILITY AND GRANTING OF AWARDS
5.1  General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

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5.2  Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.3  General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.
5.4  Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Committee in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
5.5  Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
5.6  Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Eligible Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other applicable law, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 4.1; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
ARTICLE VI
STOCK OPTIONS
6.1  Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
6.2  Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

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6.3  Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.
6.4  Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
(a)Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.
(b)Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.
(c)Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e)Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or

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thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.
(f)Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.
(g)Involuntary Termination Without Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(h)Voluntary Resignation. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(i)Termination for Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.
(j)Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

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(k)Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(l)Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.
(m)Deferred Delivery of Common Stock. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.
(n)Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
(o)Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 15.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

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ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1  Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.
7.2  Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
(a)Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
(c)Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).
(d)Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.
(e)Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
(f)Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

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(g)Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.
7.3  Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.
7.4  Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
(a)Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.
(c)Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(e)Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.
(f)Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).
(g)Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

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7.5  Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. A “Limited Stock Appreciation Right” is a Stock Appreciation Right that may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.
7.6  Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 15.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.
ARTICLE VIII
RESTRICTED STOCK
8.1  Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.
The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion.
8.2  Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.2, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c)Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and

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shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the loanDepot, Inc. (the “Company”) 2021 Omnibus Incentive Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated       . Copies of such Plan and Agreement are on file at the principal office of the Company.”
(d)Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.
8.3  Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(a)Restriction Period.
(i)The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
(ii)If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.
(b)Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.3(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares; provided, however, that unless otherwise determined by the Committee, payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

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(c)Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(d)Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.
ARTICLE IX
PERFORMANCE AWARDS
9.1  Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. If the Performance Award is payable in shares of Common Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion.
9.2  Terms and Conditions. Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:
(a)Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals are achieved and the percentage of each Performance Award that has been earned.
(b)Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.
(c)Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.
(d)Payment. Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards.
(e)Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.
(f)Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.
ARTICLE X
LTIP UNIT AWARDS
10.1  LTIP Unit Awards. Subject to the provisions of the LLC Agreement, the Committee is authorized to grant to Eligible Individuals Awards in the form of, and causing Holdings to issue, LTIP Units,

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having the rights, voting powers, restrictions, limitations as to distributions, qualifications, redemption and conversion terms, vesting terms and other terms and conditions set forth herein and in the LLC Agreement. To the extent that such LTIP Units are convertible or exchangeable into Common Stock, each LTIP Unit awarded will be equivalent to an award of one share of Common Stock for purposes of reducing the number of shares of Common Stock available under the Plan on a one-for-one basis pursuant to Section 4.1.
ARTICLE XI
OTHER STOCK-BASED AND CASH-BASED AWARDS
11.1  Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.
Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion.
11.2  Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:
(a)Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article XI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.
(c)Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.
(d)Price. Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced, as determined by the Committee in its sole discretion.
11.3  Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the

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vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
ARTICLE XII
CHANGE IN CONTROL PROVISIONS
12.1  Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest automatically and a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Committee:
(a)Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).
(b)The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes hereof, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.
(c)The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
(d)Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
12.2  Change in Control. Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:
(a)any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, PCP Managers, L.P., a Delaware limited partnership, or Anthony

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Hsieh or any of their respective affiliates, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s then outstanding voting securities), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities other than pursuant to a transaction that would not be a Change in Control pursuant to Section 12.2(b) below;
(b)a merger or consolidation of the Company or a Subsidiary with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or its ultimate parent company outstanding immediately after such merger or consolidation in substantially the same proportions as prior to such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in Section 12.2(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities;
(c)at any time, Incumbent Directors cease to constitute a majority of the Board. For this purpose, “Incumbent Director” means each member of the Board on the Effective Date and each person whose election or nomination for election to the Board is approved by a majority of the Incumbent Directors; provided that any person elected or nominated for election as the result of an actual or threatened proxy contest will not be considered to be an Incumbent Director. Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control; or
(d)a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets (in one or a series of related transactions)(which for this purpose shall mean total assets which represent at least 70% or more of the total fair market value of the assets of the Company and its Subsidiaries on a consolidated basis) other than the sale or disposition of all or substantially all of the assets (in one or a series of related transactions)(which for this purpose shall mean total assets which represent at least 70% or more of the total fair market value of the assets of the Company and its Subsidiaries on a consolidated basis to a Person or Persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale).
Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
12.3  Initial Public Offering not a Change in Control. Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control.

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ARTICLE XIII
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.4; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (viii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
ARTICLE XIV
UNFUNDED STATUS OF PLAN
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
ARTICLE XV
GENERAL PROVISIONS
15.1  Legend. The Committee may require each Person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other

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requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
15.2  Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
15.3  No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.
15.4  Withholding of Taxes. The Company, or an Affiliate, as applicable, shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Furthermore, at the discretion of the Committee, any additional tax obligations of a Participant with respect to an Award may be satisfied by further reducing the number of shares of Common Stock, otherwise deliverable with respect to such Award, to the extent that such reductions do not result in any adverse accounting implications to the Company, as determined by the Committee. Any fraction of a share of Common Stock required to satisfy any such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
15.5  No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such Person.
15.6  Listing and Other Conditions.
(a)Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
(b)If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to

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make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d)A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
15.7  Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
15.8  Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.
15.9  Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
15.10  Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

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15.11  Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.
15.12  No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
15.13  Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
15.14  Section 16(b) of the Exchange Act. All elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
15.15  Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.
15.16  Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
15.17  Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
15.18  Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent Person or other Person incapable of receipt thereof shall be deemed paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and

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such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
15.19  Lock-Up Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.
15.20  Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
15.21  Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have to the extent required by applicable law or as required by an stock exchange or quotation system in which the Common Stock is listed or quoted including by not limited to but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act, and any other applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.
ARTICLE XVI
EFFECTIVE DATE OF PLAN
The Plan shall become effective on the date that is two days immediately prior to the Registration Date subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.
ARTICLE XVII
TERM OF PLAN
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.
ARTICLE XVIII
NAME OF PLAN
The Plan shall be known as the “loanDepot 2021 Omnibus Incentive Plan.”

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LOANDEPOT, INC. 6561 IRVINE CENTER DRIVE IRVINE, CA 92618
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LDI2025
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Easter Time on June 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 to be received by June 3, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V69839-P25715     KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
LOANDEPOT, INC. The Board of Directors recommends you vote FOR ALL of the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.Election of Class I Directors	☐	☐	☐

Nominees:
01) John Lee
02) Dawn Lepore

The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain

2.To ratify the appointment of Ernst & Young LLP as loanDepot’s independent registered public accounting firm for the fiscal year ending December 31, 2025.					☐	☐	☐
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers.					☐	☐	☐
4.To approve the Third Amendment to our 2021 Omnibus Incentive Plan to increase the number of shares of LDI Class A Common Stock authorized for issuance by 15,000,000 shares.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made but the proxy is properly executed, this proxy will be voted FOR the nominees named in item 1, and FOR items, 2, 3, and 4. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please ad your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V69839-P25715

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS JUNE 4, 2025

The stockholder(s) hereby appoint(s) Gregory Smallwood and Greg Smith, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of loanDepot, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time on June 4, 2025, virtually by live webcast at www.virtualshareholdermeeting.com/LDI2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE AND THE PROXY IS PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, AS SET FORTH ON THE REVERSE SIDE OF THIS BALLOT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE